Date :	11/30/2007	9:36:05	AM		ECONOMIC SUMMARY PROJECTION						Grand Total
	Project Name :	Griffin & Griffin 2007 Update				As Of Date :	10/31/2007
	Partner :	Lexaria Corp			Discount Rate (%) :		10.00
	Case Type :	REPORT BREAK SUB-TOTAL CASE				Custom Selection
										Producing Rsv Category
	Cum Oil (Mbbl) :	0.71
	Cum Gas (MMcf) :	117.04
		Gross		Gross	Net	Net	Oil	Gas	Oil	Gas	Misc.
	Year	Oil		Gas	Oil	Gas	Price	Price	Revenue	Revenue	Revenue
		(Mbbl)		(MMcf)	(Mbbl)	(MMcf)	($/bbl)	($/Mcf)	(M$)	(M$)	(M$)
	2007	13.22		26.86	2.53	5.14	84.56	6.89	213.78	35.39	0.00
	2008	65.16		139.27	12.46	26.63	84.56	6.89	1,053.83	183.51	0.00
	2009	47.47		115.03	9.08	22.00	84.56	6.89	767.74	151.58	0.00
	2010	34.73		91.47	6.64	17.49	84.56	6.89	561.66	120.54	0.00
	2011	25.43		74.32	4.86	14.21	84.56	6.89	411.32	97.93	0.00
	2012	15.10		46.21	2.89	8.84	84.56	6.89	244.15	60.90	0.00
	2013	0.42		28.90	0.08	5.53	84.56	6.89	6.79	38.08	0.00
	2014	0.00		25.39	0.00	4.86	0.00	6.89	0.00	33.46	0.00
	2015	0.00		13.27	0.00	2.54	0.00	6.89	0.00	17.49	0.00
	2016	0.00		12.42	0.00	2.37	0.00	6.89	0.00	16.36	0.00
	2017	0.00		11.60	0.00	2.22	0.00	6.89	0.00	15.28	0.00
	2018	0.00		10.90	0.00	2.08	0.00	6.89	0.00	14.36	0.00
	2019	0.00		10.27	0.00	1.96	0.00	6.89	0.00	13.53	0.00
	2020	0.00		9.73	0.00	1.86	0.00	6.89	0.00	12.82	0.00
	2021	0.00		9.19	0.00	1.76	0.00	6.89	0.00	12.11	0.00

Rem		0.00	25.51	0.00	4.88	0.00	6.89			0.00		33.61	0.00
Total		201.54	650.32	38.54	124.37	84.56	6.89			3,259.26		856.94	0.00
Ult		202.24	767.37
	Well	Net Tax	Net Tax	Net	Net	Net		Other		Net		Annual	Cum Disc.
Year	Count	Production	AdValorem	Investment	Lease Costs	Well Costs		Costs		Profits		Cash Flow	Cash Flow
		(M$)	(M$)	(M$)	(M$)	(M$)		(M$)		(M$)		(M$)	(M$)
2007	8.00	15.08	4.98	0.00	0.00		11.59		0.00		0.00	217.52	215.77
2008	8.00	74.92	24.75	0.00	0.00		68.54		0.00		0.00	1,069.13	1,221.49
2009	8.00	55.67	18.39	0.00	0.00		68.54		0.00		0.00	776.71	1,885.65
2010	8.00	41.31	13.64	0.00	0.00		61.02		0.00		0.00	566.23	2,325.83
2011	7.00	30.84	10.19	0.00	0.00		53.52		0.00		0.00	414.71	2,618.92
2012	6.00	18.47	6.10	0.00	0.00		36.87		0.00		0.00	243.60	2,776.50
2013	3.00	2.72	0.90	0.00	0.00		17.53		0.00		0.00	23.72	2,790.49
2014	2.00	2.03	0.67	0.00	0.00		16.27		0.00		0.00	14.49	2,798.18
2015	1.00	1.06	0.35	0.00	0.00		8.57		0.00		0.00	7.51	2,801.80
2016	1.00	0.99	0.33	0.00	0.00		8.57		0.00		0.00	6.47	2,804.64
2017	1.00	0.93	0.31	0.00	0.00		8.57		0.00		0.00	5.48	2,806.82
2018	1.00	0.87	0.29	0.00	0.00		8.57		0.00		0.00	4.63	2,808.49
2019	1.00	0.82	0.27	0.00	0.00		8.57		0.00		0.00	3.87	2,809.77
2020	1.00	0.78	0.26	0.00	0.00		8.57		0.00		0.00	3.22	2,810.73
2021	1.00	0.74	0.24	0.00	0.00		8.57		0.00		0.00	2.56	2,811.43
Rem.		2.04	0.67	0.00	0.00		26.28		0.00		0.00	4.62	1.06
Total		249.28	82.32	0.00	0.00		420.13		0.00		0.00	3,364.46	2,812.49

			Present Worth Profile (M$)
			PW	5.00	% :	3,060.87
			PW	8.00	% :	2,906.22
	Disc. Initial Invest. (M$) :	0.000	PW 10.00		% :	2,812.49
	ROInvestment (disc/undisc) :	0.00 / 0.00	PW 12.00		% :	2,725.35
	Years to Payout :	0.00	PW 15.00		% :	2,605.56
	Internal ROR (%) :	0.00	PW 20.00		% :	2,430.63
TRC Eco Detailed.rpt						Page 17 of 20

SEC REPORT
EST. OF FUTURE RESERVES AND REVENUES
IN MISSISSIPPI
TO LEXARIA CORPORATION
AS OF OCTOBER 31, 2007

December 3, 2007

VEAZEY & ASSOCIATES, LLC.

Petroleum Consultants

638 Penalver
Baton Rouge, La. 70802

(225) 383-5555
FAX: (225) 383-5543

December 3, 2007

Lexaria Corporation
Attn: Mr. Chris Bunka, President
5774 Deadpine Drive
Kelowna BC Canada V1P 1A3

Re: Estimate of Future Reserves and Revenues
SEC Report
As of October 31, 2007

Dear Mr. Bunka,

Following your request, we have estimated the future net reserves and revenues for Lexaria Corporation participating in the Phase I and Phase II drilling programs located in Wilkinson County, Mississippi. Attached herein are one-line and detailed economic summaries for Lexaria Corporation's interest in these programs. Our conclusions, as of October 31, 2007 are found below. The proved developed reserves consist of the producing properties and those wells which are shut-in and a minimal investment is needed to commence production. The proved un-developed properties consist of locations which directly off-set existing producing wells. Open-hole logs, core analysis, seismic and/or geological maps were used in the calculation of reserves for all proved properties.

Lexaria Corporation
Wilkinson County, MS
As of October 31, 2007

Category	NET OIL, BBLS	NET GAS, MMCF	CASH FLOW, UNDISC	CASH FLOW, DISC @ 10%
Proved Developed Reserves				
Phase I	38,540	245.01	$3,833,090	$3,084,430
Phase II	0	156.82	$659,500	$539,770
	38,540	401.83	$4,492,590	$3,624,200
Proved Un-developed Reserves				
Phase I	38,540	0.00	$2,516,550	$1,969,420
Total Proved Reserves	77,080	401.83	$7,009,140	$5,593,620

The working interests and net revenue interests used to calculate these net reserves and revenues were supplied by Lexaria Corporation and are as follows:

Lexaria Corporation
Summary of Interests

Drilling Program	Working Interest	Working Interest Reversion Upon Completion	Net Revenue Interest
Phase I	30%	25.5%	19.125%
Phase II	45%	36%	27%

CLASSIFICATIONS AND DEFINITIONS

The classifications and definitions for proved reserves are consistent with those of the Securities and Exchange Commission (SEC). A copy of the Reserve Classification is included in this report.

RESERVE ESTIMATES

3-D and/or geological maps, logs, core analysis and test data taken from all wells included in this report were provided by the operator, Griffin & Griffin, LLC. This data was analyzed and used in calculating porosity, water saturation, thickness, temperature and pressure for the different reservoirs.

The Legatski Correlation was used in determining reserves by the volumetric method. This correlation estimates the recovery of gas reserves from water-drive reservoirs. For the producing property, the historical production was incorporated in the calculation of remaining reserves. The proved un-developed locations are direct off-sets from producing wells and the drainage area is approximately twenty four acres per well.

PRODUCT PRICES

The initial gas price of $6.89/Mcf and initial oil price of $84.56/Bbl used for this report was supplied by Griffin & Griffin, LLC. These prices represent that which was received in October of 2007 and was held constant throughout the life of the forecast.

COSTS

Drilling, work-over, re-completion and operating expenses were supplied by Griffin & Griffin, LLC and are based on historical costs. Expenses were held constant throughout the life of the forecast.

PROJECTIONS

The attached reserve and revenue projections are on a calendar year basis.

OTHER FACTORS NOT INCLUDED

Values were not assigned to the salvage value of equipment and the cost of plugging the wells was not considered.

REPORT QUALIFICATIONS

The estimated revenues, both discounted and undiscounted, are not represented as constituting the fair market value of the properties.

Veazey & Associates, LLC has made no independent examination of titles to the appraised properties, nor has the actual degree or type of interest owned been independently confirmed. The data used in our evaluation were supplied by partners Lexaria Corporation and Griffin & Griffin, LLC or obtained from public records of the Louisiana Office of Conservation and/or published industry sources and were considered accurate. A field inspection of the properties was not made nor considered necessary for the purpose of this report.

Environmental studies were not conducted and are beyond the scope of this investigation. Ownership, product prices and other factual data have been accepted as represented by Lexaria Corporation and Griffin & Griffin, LLC. We have generally tested the validity of these data and believe the information is correct.

The quality of available information and the application of engineering interpretation and judgment affect the reliability of any reserve estimate. In our opinion, the reserve estimates presented herein are reasonable. These reserves should be accepted with the understanding that drilling activity or additional information subsequent to the date of this report might require their revision.

In performing this study, we have not considered matters in which legal or accounting, rather than engineering interpretation may be controlling. Finally, it must be realized that forecasting, by its nature, is subject to uncertainty, and the conclusions expressed herein are based on interpretation of engineering data and such conclusions necessarily represent only informed professional judgments.

Neither Veazey & Associates, LLC nor any of its employees has any interest in the subject properties and neither the employment to make this study nor the compensation is contingent on our estimates of reserves and future income for the subject properties.

If you have any questions or comments, please contact me. Thank you for the opportunity to review this matter. As always, I remain

Respectfully Yours,

M. James Veazey

M. James Veazey, PE
Louisiana Reg. No. 29335

Economic One-Liners

As of Date: 10/31/2007

Project Name : Griffin & Griffin 2007 Update
Ownership Group : Lexaria Corp

Lease Name *Risked* / UnRisked	Gross Reserves Oil (Mbbl)	Gross Reserves Gas (MMcf)	Net Reserves Oil (Mbbl)	Net Reserves Gas (MMcf)	Net Revenue Oil (M$)	Net Revenue Gas (M$)	Net Revenue Other (M$)	Expense & Tax (M$)	Invest. (M$)	Cash Flow Non-Disc. (M$)	Cash Flow Disc. 10% (M$)
Proved Rsv Class											
Producing Rsv Category											
PP F-39 - No. 1	0.00	165.80	0.00	31.71	0.00	218.47	0.00	57.19	0.00	161.28	134.21
PP F-29 - No. 1	0.00	62.25	0.00	11.90	0.00	82.02	0.00	45.06	0.00	36.96	33.21
PP F-40 - No. 1	0.00	30.35	0.00	5.80	0.00	39.99	0.00	32.49	0.00	7.50	6.79
PP F-4 - No. 1	0.00	124.23	0.00	23.76	0.00	163.70	0.00	73.78	0.00	89.93	70.43
PP F-12 - No. 1	100.77	0.00	19.27	0.00	1,629.63	0.00	0.00	175.90	0.00	1,453.73	1,214.94
PP F-52A - No. 1	0.00	27.69	0.00	5.30	0.00	36.49	0.00	22.58	0.00	13.91	12.85
PP F-12 Offset 1 - No. 12-3	100.77	0.00	19.27	0.00	1,629.63	0.00	0.00	171.56	0.00	1,458.07	1,245.21
PP F-6B - No. 1	0.00	240.01	0.00	45.90	0.00	316.26	0.00	173.18	0.00	143.08	94.85
Producing Rsv Category	**201.54**	**650.32**	**38.54**	**124.37**	**3,259.26**	**856.94**	**0.00**	**751.74**	**0.00**	**3,364.46**	**2,812.49**
Proved Rsv Class											
Shut-In Rsv Category											
PP F-118 - No. 1	0.00	407.26	0.00	77.89	0.00	536.65	0.00	182.78	11.19	342.69	182.65
PP F-36-2 - No. 1	0.00	59.25	0.00	11.33	0.00	78.08	0.00	64.42	11.19	2.48	-0.34
PP F-42 - No. 1	0.00	164.29	0.00	31.42	0.00	216.48	0.00	81.83	11.19	123.46	89.63
Shut-In Rsv Category	**0.00**	**630.80**	**0.00**	**120.64**	**0.00**	**831.21**	**0.00**	**329.03**	**33.56**	**468.63**	**271.94**
Proved Rsv Class											
Undeveloped Rsv Category											
PP F-12 Offset 2 - No. 3	100.77	0.00	19.27	0.00	1,629.63	0.00	0.00	169.23	202.23	1,258.18	984.43
PP F-12 Offset 3 - No. 4	100.77	0.00	19.27	0.00	1,629.63	0.00	0.00	169.03	202.23	1,258.37	984.99
Undeveloped Rsv Category	**201.54**	**0.00**	**38.54**	**0.00**	**3,259.26**	**0.00**	**0.00**	**338.25**	**404.46**	**2,516.55**	**1,969.42**
Grand Total											
Producing Rsv Category	**201.54**	**650.32**	**38.54**	**124.37**	**3,259.26**	**856.94**	**0.00**	**751.74**	**0.00**	**3,364.46**	**2,812.49**
Shut-In Rsv Category	**0.00**	**630.80**	**0.00**	**120.64**	**0.00**	**831.21**	**0.00**	**329.03**	**33.56**	**468.63**	**271.94**
Undeveloped Rsv Category	**201.54**	**0.00**	**38.54**	**0.00**	**3,259.26**	**0.00**	**0.00**	**338.25**	**404.46**	**2,516.55**	**1,969.42**
	403.07	**1,281.12**	**77.09**	**245.01**	**6,518.52**	**1,688.15**	**0.00**	**1,419.02**	**438.01**	**6,349.64**	**5,053.85**

Date : 11/30/2007 9:36:03AM

ECONOMIC PROJECTION

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F-39 - No. 1
Reserve Cat. : Proved Producing
Field : Artonish, E.
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Sand (2,800 Ft. Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 49.72

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	8.28	0.00	1.58	0.00	6.89	0.00	10.91	0.00
2008	0.00	44.52	0.00	8.51	0.00	6.89	0.00	58.66	0.00
2009	0.00	38.20	0.00	7.31	0.00	6.89	0.00	50.34	0.00
2010	0.00	33.29	0.00	6.37	0.00	6.89	0.00	43.87	0.00
2011	0.00	29.32	0.00	5.61	0.00	6.89	0.00	38.64	0.00
2012	0.00	12.18	0.00	2.33	0.00	6.89	0.00	16.05	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**165.80**	**0.00**	**31.71**	**0.00**	**6.89**	**0.00**	**218.47**	**0.00**
Ult	**0.00**	**215.51**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.66	0.22	0.00	0.00	1.45	0.00	0.00	8.58	8.51
2008	1.00	3.56	1.17	0.00	0.00	8.57	0.00	0.00	45.36	51.13
2009	1.00	3.06	1.01	0.00	0.00	8.57	0.00	0.00	37.71	83.34
2010	1.00	2.66	0.88	0.00	0.00	8.57	0.00	0.00	31.76	108.00
2011	1.00	2.35	0.77	0.00	0.00	8.57	0.00	0.00	26.95	127.03
2012	1.00	0.97	0.32	0.00	0.00	3.83	0.00	0.00	10.92	134.21
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**13.27**	**4.37**	**0.00**	**0.00**	**39.55**	**0.00**	**0.00**	**161.28**	**134.21**

Major Phase :	Gas		
Perfs :	0 - 0		
Initial Rate :	4,328.000	mcf/month	
Abandonment :	2,182.646	mcf/month	
Initial Decline :	15.41	% year	b = 0.600
Beg Ratio :	0.000	bbl/mcf	
End Ratio :	0.000	bbl/mcf	

Abandonment Date :	6/13/2012
Working Int :	0.25500000
Revenue Int :	0.19125000
Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	146.52
PW 8.00% :	138.88
PW 10.00% :	134.21
PW 12.00% :	129.85
PW 15.00% :	123.83
PW 20.00% :	115.00

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Case : PP F-29 - No. 1
Reserve Cat. : Proved Producing
Field : Stamps
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (3,400 Ft. Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 27.84

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	4.86	0.00	0.93	0.00	6.89	0.00	6.41	0.00
2008	0.00	21.56	0.00	4.12	0.00	6.89	0.00	28.41	0.00
2009	0.00	14.42	0.00	2.76	0.00	6.89	0.00	19.01	0.00
2010	0.00	10.68	0.00	2.04	0.00	6.89	0.00	14.07	0.00
2011	0.00	8.39	0.00	1.60	0.00	6.89	0.00	11.05	0.00
2012	0.00	2.34	0.00	0.45	0.00	6.89	0.00	3.08	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	62.25	0.00	11.90	0.00	6.89	0.00	82.02	0.00
Ult	0.00	90.08							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.39	0.13	0.00	0.00	1.45	0.00	0.00	4.44	4.41
2008	1.00	1.73	0.57	0.00	0.00	8.57	0.00	0.00	17.55	20.96
2009	1.00	1.15	0.38	0.00	0.00	8.57	0.00	0.00	8.90	28.59
2010	1.00	0.85	0.28	0.00	0.00	8.57	0.00	0.00	4.37	32.00
2011	1.00	0.67	0.22	0.00	0.00	8.57	0.00	0.00	1.59	33.13
2012	1.00	0.19	0.06	0.00	0.00	2.72	0.00	0.00	0.11	33.21
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		4.98	1.64	0.00	0.00	38.44	0.00	0.00	36.96	33.21

Major Phase :	Gas		
Perfs :	0 - 0		
Initial Rate :	2,372.000 mcf/month		
Abandonment :	589.333 mcf/month		
Initial Decline :	45.67 % year	b = 0.800	
Beg Ratio :	0.000 bbl/mcf		
End Ratio :	0.000 bbl/mcf		

Abandonment Date :	4/26/2012
Working Int :	0.25500000
Revenue Int :	0.19125000
Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	34.95
PW 8.00% :	33.88
PW 10.00% :	33.21
PW 12.00% :	32.57
PW 15.00% :	31.67
PW 20.00% :	30.32

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F-40 - No. 1
Reserve Cat. : Proved Producing
Field : Stamps
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (3,200' Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 22.06

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	1.88	0.00	0.36	0.00	6.89	0.00	2.48	0.00
2008	0.00	10.17	0.00	1.94	0.00	6.89	0.00	13.40	0.00
2009	0.00	8.78	0.00	1.68	0.00	6.89	0.00	11.58	0.00
2010	0.00	7.72	0.00	1.48	0.00	6.89	0.00	10.18	0.00
2011	0.00	1.79	0.00	0.34	0.00	6.89	0.00	2.35	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**30.35**	**0.00**	**5.80**	**0.00**	**6.89**	**0.00**	**39.99**	**0.00**
Ult	**0.00**	**52.41**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.15	0.05	0.00	0.00	1.45	0.00	0.00	0.83	0.82
2008	1.00	0.81	0.27	0.00	0.00	8.57	0.00	0.00	3.75	4.35
2009	1.00	0.70	0.23	0.00	0.00	8.57	0.00	0.00	2.07	6.13
2010	1.00	0.62	0.20	0.00	0.00	8.57	0.00	0.00	0.79	6.75
2011	1.00	0.14	0.05	0.00	0.00	2.11	0.00	0.00	0.06	6.79
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**2.43**	**0.80**	**0.00**	**0.00**	**29.26**	**0.00**	**0.00**	**7.50**	**6.79**

Major Phase :	Gas		
Perfs :	0 - 0		
Initial Rate :	773.000 mcf/month		
Abandonment :	589.132 mcf/month		
Initial Decline :	15.22 % year	b = 0.800	
Beg Ratio :	0.000 bbl/mcf		
End Ratio :	0.000 bbl/mcf		

Abandonment Date :	4/1/2011
Working Int :	0.25500000
Revenue Int :	0.19125000
Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	7.12
PW 8.00% :	6.91
PW 10.00% :	6.79
PW 12.00% :	6.66
PW 15.00% :	6.49
PW 20.00% :	6.23

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Case : PP F-4 - No. 1
Reserve Cat. : Proved Producing
Field : Stamps
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (2,150 Ft. Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 13.66

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	4.49	0.00	0.86	0.00	6.89	0.00	5.92	0.00
2008	0.00	24.28	0.00	4.64	0.00	6.89	0.00	31.99	0.00
2009	0.00	21.01	0.00	4.02	0.00	6.89	0.00	27.69	0.00
2010	0.00	18.51	0.00	3.54	0.00	6.89	0.00	24.39	0.00
2011	0.00	16.49	0.00	3.15	0.00	6.89	0.00	21.73	0.00
2012	0.00	14.88	0.00	2.85	0.00	6.89	0.00	19.60	0.00
2013	0.00	13.46	0.00	2.57	0.00	6.89	0.00	17.74	0.00
2014	0.00	11.11	0.00	2.12	0.00	6.89	0.00	14.64	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**124.23**	**0.00**	**23.76**	**0.00**	**6.89**	**0.00**	**163.70**	**0.00**
Ult	**0.00**	**137.89**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.36	0.12	0.00	0.00	1.45	0.00	0.00	3.99	3.96
2008	1.00	1.94	0.64	0.00	0.00	8.57	0.00	0.00	20.84	23.55
2009	1.00	1.68	0.55	0.00	0.00	8.57	0.00	0.00	16.89	37.98
2010	1.00	1.48	0.49	0.00	0.00	8.57	0.00	0.00	13.85	48.73
2011	1.00	1.32	0.43	0.00	0.00	8.57	0.00	0.00	11.41	56.79
2012	1.00	1.19	0.39	0.00	0.00	8.57	0.00	0.00	9.45	62.85
2013	1.00	1.08	0.35	0.00	0.00	8.57	0.00	0.00	7.74	67.37
2014	1.00	0.89	0.29	0.00	0.00	7.70	0.00	0.00	5.76	70.43
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**9.94**	**3.27**	**0.00**	**0.00**	**60.56**	**0.00**	**0.00**	**89.93**	**70.43**

Major Phase :	Gas		
Perfs :	0 - 0		
Initial Rate :	2,124.000 mcf/month		
Abandonment :	990.384 mcf/month		
Initial Decline :	15.01 % year	b = 0.800	
Beg Ratio :	0.000 bbl/mcf		
End Ratio :	0.000 bbl/mcf		

Abandonment Date :	11/24/2014
Working Int :	0.25500000
Revenue Int :	0.19125000
Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	79.03
PW 8.00% :	73.64
PW 10.00% :	70.43
PW 12.00% :	67.50
PW 15.00% :	63.53
PW 20.00% :	57.90

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Cum Oil (Mbbl) : 0.71
Cum Gas (MMcf) : 0.00

Case : PP F-12 - No. 1
Reserve Cat. : Proved Producing
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	6.10	0.00	1.17	0.00	84.56	0.00	98.58	0.00	0.00
2008	30.63	0.00	5.86	0.00	84.56	0.00	495.31	0.00	0.00
2009	23.07	0.00	4.41	0.00	84.56	0.00	373.02	0.00	0.00
2010	17.43	0.00	3.33	0.00	84.56	0.00	281.81	0.00	0.00
2011	13.16	0.00	2.52	0.00	84.56	0.00	212.90	0.00	0.00
2012	9.97	0.00	1.91	0.00	84.56	0.00	161.22	0.00	0.00
2013	0.42	0.00	0.08	0.00	84.56	0.00	6.79	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**100.77**	**0.00**	**19.27**	**0.00**	**84.56**	**0.00**	**1,629.63**	**0.00**	**0.00**
Ult	**101.47**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	5.97	1.97	0.00	0.00	1.45	0.00	0.00	89.19	88.47
2008	1.00	29.98	9.91	0.00	0.00	8.57	0.00	0.00	446.86	508.72
2009	1.00	22.58	7.46	0.00	0.00	8.57	0.00	0.00	334.42	794.62
2010	1.00	17.06	5.64	0.00	0.00	8.57	0.00	0.00	250.55	989.36
2011	1.00	12.88	4.26	0.00	0.00	8.57	0.00	0.00	187.19	1,121.64
2012	1.00	9.76	3.22	0.00	0.00	8.57	0.00	0.00	139.67	1,211.37
2013	1.00	0.41	0.14	0.00	0.00	0.39	0.00	0.00	5.86	1,214.94
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**98.63**	**32.59**	**0.00**	**0.00**	**44.68**	**0.00**	**0.00**	**1,453.73**	**1,214.94**

Major Phase :	Oil	
Perfs :	0 - 0	
Initial Rate :	3,062.069	bbl/month
Abandonment :	708.132	bbl/month
Initial Decline :	24.47	% year b = 0.000
Beg Ratio :	0.000	mcf/bbl
End Ratio :	0.000	mcf/bbl

Abandonment Date :	1/17/2013
Working Int :	0.25500000
Revenue Int :	0.19125000
Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	1,323.21
PW 8.00% :	1,255.92
PW 10.00% :	1,214.94
PW 12.00% :	1,176.71
PW 15.00% :	1,124.01
PW 20.00% :	1,046.81

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Case : PP F-52A - No. 1
Reserve Cat. : Proved Producing
Field : Wakefield
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (3,430' Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 1.58

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	2.78	0.00	0.53	0.00	6.89	0.00	3.66	0.00
2008	0.00	13.60	0.00	2.60	0.00	6.89	0.00	17.93	0.00
2009	0.00	10.22	0.00	1.95	0.00	6.89	0.00	13.47	0.00
2010	0.00	1.09	0.00	0.21	0.00	6.89	0.00	1.44	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	27.69	0.00	5.30	0.00	6.89	0.00	36.49	0.00
Ult	0.00	29.27							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.22	0.07	0.00	0.00	1.45	0.00	0.00	1.91	1.90
2008	1.00	1.09	0.36	0.00	0.00	8.57	0.00	0.00	7.91	9.36
2009	1.00	0.82	0.27	0.00	0.00	8.57	0.00	0.00	3.81	12.63
2010	1.00	0.09	0.03	0.00	0.00	1.04	0.00	0.00	0.28	12.85
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		2.22	0.73	0.00	0.00	19.63	0.00	0.00	13.91	12.85

Major Phase : Gas
Perfs : 0 - 0
Initial Rate : 1,632.000 mcf/month
Abandonment : 727.356 mcf/month
Initial Decline : 29.50 % year b = 0.600
Beg Ratio : 0.000 bbl/mcf
End Ratio : 0.000 bbl/mcf

Abandonment Date : 2/14/2010
Working Int : 0.25500000
Revenue Int : 0.19125000
Disc. Initial Invest. (M$) : 0.000
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW 5.00% :	13.35
PW 8.00% :	13.05
PW 10.00% :	12.85
PW 12.00% :	12.67
PW 15.00% :	12.40
PW 20.00% :	11.99

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F-12 Offset 1 - No. 12-3
Reserve Cat. : Proved Producing
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	7.12	0.00	1.36	0.00	84.56	0.00	115.20	0.00	0.00
2008	34.54	0.00	6.61	0.00	84.56	0.00	558.52	0.00	0.00
2009	24.41	0.00	4.67	0.00	84.56	0.00	394.72	0.00	0.00
2010	17.30	0.00	3.31	0.00	84.56	0.00	279.85	0.00	0.00
2011	12.27	0.00	2.35	0.00	84.56	0.00	198.42	0.00	0.00
2012	5.13	0.00	0.98	0.00	84.56	0.00	82.92	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**100.77**	**0.00**	**19.27**	**0.00**	**84.56**	**0.00**	**1,629.63**	**0.00**	**0.00**
Ult	**100.77**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	6.97	2.30	0.00	0.00	1.45	0.00	0.00	104.47	103.63
2008	1.00	33.80	11.17	0.00	0.00	8.57	0.00	0.00	504.98	578.78
2009	1.00	23.89	7.89	0.00	0.00	8.57	0.00	0.00	354.36	881.89
2010	1.00	16.94	5.60	0.00	0.00	8.57	0.00	0.00	248.75	1,075.33
2011	1.00	12.01	3.97	0.00	0.00	8.57	0.00	0.00	173.87	1,198.27
2012	1.00	5.02	1.66	0.00	0.00	4.61	0.00	0.00	71.63	1,245.21
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**98.63**	**32.59**	**0.00**	**0.00**	**40.34**	**0.00**	**0.00**	**1,458.07**	**1,245.21**

Major Phase : Oil
Perfs : 0 - 0
Initial Rate : 3,600.000 bbl/month
Abandonment : 710.215 bbl/month
Initial Decline : 29.12 % year b = 0.000
Beg Ratio : 0.000 mcf/bbl
End Ratio : 0.000 mcf/bbl

Abandonment Date : 7/17/2012
Working Int : 0.25500000
Revenue Int : 0.19125000
Disc. Initial Invest. (M$) : 0.000
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW 5.00% :	1,342.54
PW 8.00% :	1,282.22
PW 10.00% :	1,245.21
PW 12.00% :	1,210.50
PW 15.00% :	1,162.32
PW 20.00% :	1,091.04

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Case : PP F-6B - No. 1
Reserve Cat. : Proved Producing
Field : School Section
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Sand (1,940 Ft. Sand)
Co., State : Adams, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 2.19

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	4.57	0.00	0.87	0.00	6.89	0.00	6.02	0.00
2008	0.00	25.14	0.00	4.81	0.00	6.89	0.00	33.12	0.00
2009	0.00	22.38	0.00	4.28	0.00	6.89	0.00	29.50	0.00
2010	0.00	20.18	0.00	3.86	0.00	6.89	0.00	26.59	0.00
2011	0.00	18.34	0.00	3.51	0.00	6.89	0.00	24.16	0.00
2012	0.00	16.82	0.00	3.22	0.00	6.89	0.00	22.16	0.00
2013	0.00	15.44	0.00	2.95	0.00	6.89	0.00	20.34	0.00
2014	0.00	14.28	0.00	2.73	0.00	6.89	0.00	18.82	0.00
2015	0.00	13.27	0.00	2.54	0.00	6.89	0.00	17.49	0.00
2016	0.00	12.42	0.00	2.37	0.00	6.89	0.00	16.36	0.00
2017	0.00	11.60	0.00	2.22	0.00	6.89	0.00	15.28	0.00
2018	0.00	10.90	0.00	2.08	0.00	6.89	0.00	14.36	0.00
2019	0.00	10.27	0.00	1.96	0.00	6.89	0.00	13.53	0.00
2020	0.00	9.73	0.00	1.86	0.00	6.89	0.00	12.82	0.00
2021	0.00	9.19	0.00	1.76	0.00	6.89	0.00	12.11	0.00
Rem	0.00	25.51	0.00	4.88	0.00	6.89	0.00	33.61	0.00
Total	0.00	240.01	0.00	45.90	0.00	6.89	0.00	316.26	0.00
Ult	0.00	242.20							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.36	0.12	0.00	0.00	1.43	0.00	0.00	4.11	4.08
2008	1.00	2.01	0.66	0.00	0.00	8.57	0.00	0.00	21.88	24.64
2009	1.00	1.79	0.59	0.00	0.00	8.57	0.00	0.00	18.55	40.48
2010	1.00	1.61	0.53	0.00	0.00	8.57	0.00	0.00	15.88	52.80
2011	1.00	1.47	0.48	0.00	0.00	8.57	0.00	0.00	13.64	62.43
2012	1.00	1.35	0.44	0.00	0.00	8.57	0.00	0.00	11.81	70.01
2013	1.00	1.24	0.41	0.00	0.00	8.57	0.00	0.00	10.13	75.91
2014	1.00	1.14	0.38	0.00	0.00	8.57	0.00	0.00	8.73	80.54
2015	1.00	1.06	0.35	0.00	0.00	8.57	0.00	0.00	7.51	84.16
2016	1.00	0.99	0.33	0.00	0.00	8.57	0.00	0.00	6.47	87.00
2017	1.00	0.93	0.31	0.00	0.00	8.57	0.00	0.00	5.48	89.18
2018	1.00	0.87	0.29	0.00	0.00	8.57	0.00	0.00	4.63	90.86
2019	1.00	0.82	0.27	0.00	0.00	8.57	0.00	0.00	3.87	92.13
2020	1.00	0.78	0.26	0.00	0.00	8.57	0.00	0.00	3.22	93.09
2021	1.00	0.74	0.24	0.00	0.00	8.57	0.00	0.00	2.56	93.79
Rem.		2.04	0.67	0.00	0.00	26.28	0.00	0.00	4.62	1.06
Total		19.20	6.32	0.00	0.00	147.66	0.00	0.00	143.08	94.85

Major Phase : Gas
Perfs : 0 - 0
Initial Rate : 2,266.000 mcf/month
Abandonment : 642.233 mcf/month
Initial Decline : 11.86 % year b = 0.800
Beg Ratio : 0.000 bbl/mcf
End Ratio : 0.000 bbl/mcf

Abandonment Date : 1/26/2025
Working Int : 0.25500000
Revenue Int : 0.19125000
Disc. Initial Invest. (M$) : 0.000
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)
PW 5.00% : 114.15
PW 8.00% : 101.71
PW 10.00% : 94.85
PW 12.00% : 88.88
PW 15.00% : 81.29
PW 20.00% : 71.34

Date : 11/30/2007 9:36:05AM

ECONOMIC SUMMARY PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Producing Rsv Category

Producing Rsv Category

Cum Oil (Mbbl) : **0.71**
Cum Gas (MMcf) : **117.04**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	13.22	26.86	2.53	5.14	84.56	6.89	213.78	35.39	0.00
2008	65.16	139.27	12.46	26.63	84.56	6.89	1,053.83	183.51	0.00
2009	47.47	115.03	9.08	22.00	84.56	6.89	767.74	151.58	0.00
2010	34.73	91.47	6.64	17.49	84.56	6.89	561.66	120.54	0.00
2011	25.43	74.32	4.86	14.21	84.56	6.89	411.32	97.93	0.00
2012	15.10	46.21	2.89	8.84	84.56	6.89	244.15	60.90	0.00
2013	0.42	28.90	0.08	5.53	84.56	6.89	6.79	38.08	0.00
2014	0.00	25.39	0.00	4.86	0.00	6.89	0.00	33.46	0.00
2015	0.00	13.27	0.00	2.54	0.00	6.89	0.00	17.49	0.00
2016	0.00	12.42	0.00	2.37	0.00	6.89	0.00	16.36	0.00
2017	0.00	11.60	0.00	2.22	0.00	6.89	0.00	15.28	0.00
2018	0.00	10.90	0.00	2.08	0.00	6.89	0.00	14.36	0.00
2019	0.00	10.27	0.00	1.96	0.00	6.89	0.00	13.53	0.00
2020	0.00	9.73	0.00	1.86	0.00	6.89	0.00	12.82	0.00
2021	0.00	9.19	0.00	1.76	0.00	6.89	0.00	12.11	0.00
Rem	0.00	25.51	0.00	4.88	0.00	6.89	0.00	33.61	0.00
Total	**201.54**	**650.32**	**38.54**	**124.37**	**84.56**	**6.89**	**3,259.26**	**856.94**	**0.00**
Ult	**202.24**	**767.37**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	8.00	15.08	4.98	0.00	0.00	11.59	0.00	0.00	217.52	215.77
2008	8.00	74.92	24.75	0.00	0.00	68.54	0.00	0.00	1,069.13	1,221.49
2009	8.00	55.67	18.39	0.00	0.00	68.54	0.00	0.00	776.71	1,885.65
2010	8.00	41.31	13.64	0.00	0.00	61.02	0.00	0.00	566.23	2,325.83
2011	7.00	30.84	10.19	0.00	0.00	53.52	0.00	0.00	414.71	2,618.92
2012	6.00	18.47	6.10	0.00	0.00	36.87	0.00	0.00	243.60	2,776.50
2013	3.00	2.72	0.90	0.00	0.00	17.53	0.00	0.00	23.72	2,790.49
2014	2.00	2.03	0.67	0.00	0.00	16.27	0.00	0.00	14.49	2,798.18
2015	1.00	1.06	0.35	0.00	0.00	8.57	0.00	0.00	7.51	2,801.80
2016	1.00	0.99	0.33	0.00	0.00	8.57	0.00	0.00	6.47	2,804.64
2017	1.00	0.93	0.31	0.00	0.00	8.57	0.00	0.00	5.48	2,806.82
2018	1.00	0.87	0.29	0.00	0.00	8.57	0.00	0.00	4.63	2,808.49
2019	1.00	0.82	0.27	0.00	0.00	8.57	0.00	0.00	3.87	2,809.77
2020	1.00	0.78	0.26	0.00	0.00	8.57	0.00	0.00	3.22	2,810.73
2021	1.00	0.74	0.24	0.00	0.00	8.57	0.00	0.00	2.56	2,811.43
Rem.		2.04	0.67	0.00	0.00	26.28	0.00	0.00	4.62	1.06
Total		**249.28**	**82.32**	**0.00**	**0.00**	**420.13**	**0.00**	**0.00**	**3,364.46**	**2,812.49**

Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	3,060.87
PW 8.00% :	2,906.22
PW 10.00% :	2,812.49
PW 12.00% :	2,725.35
PW 15.00% :	2,605.56
PW 20.00% :	2,430.63

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

Project Name : Griffin & Griffin 2007 Update	As Of Date : 10/31/2007	**Case :** PP F-118 - No. 1
Partner : Lexaria Corp	Discount Rate (%) : 10.00	**Reserve Cat. :** Proved Shut-In
Case Type : LEASE CASE	Custom Selection	**Field :** Artonish, E
Archive Set : default		**Operator :** Griffin & Griffin Expl, LLC
		Reservoir : Frio Gas Pool (2,700' Sand)
		Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 25.11

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.63	0.00	0.12	0.00	6.89	0.00	0.83	0.00
2008	0.00	32.18	0.00	6.15	0.00	6.89	0.00	42.40	0.00
2009	0.00	30.86	0.00	5.90	0.00	6.89	0.00	40.67	0.00
2010	0.00	29.72	0.00	5.68	0.00	6.89	0.00	39.16	0.00
2011	0.00	28.65	0.00	5.48	0.00	6.89	0.00	37.75	0.00
2012	0.00	27.72	0.00	5.30	0.00	6.89	0.00	36.53	0.00
2013	0.00	26.70	0.00	5.11	0.00	6.89	0.00	35.19	0.00
2014	0.00	25.82	0.00	4.94	0.00	6.89	0.00	34.02	0.00
2015	0.00	24.98	0.00	4.78	0.00	6.89	0.00	32.92	0.00
2016	0.00	24.26	0.00	4.64	0.00	6.89	0.00	31.97	0.00
2017	0.00	23.45	0.00	4.49	0.00	6.89	0.00	30.91	0.00
2018	0.00	22.75	0.00	4.35	0.00	6.89	0.00	29.98	0.00
2019	0.00	22.09	0.00	4.22	0.00	6.89	0.00	29.10	0.00
2020	0.00	21.51	0.00	4.11	0.00	6.89	0.00	28.35	0.00
2021	0.00	20.85	0.00	3.99	0.00	6.89	0.00	27.48	0.00
Rem	0.00	45.07	0.00	8.62	0.00	6.89	0.00	59.39	0.00
Total	0.00	407.26	0.00	77.89	0.00	6.89	0.00	536.65	0.00
Ult	0.00	432.37							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.05	0.02	11.19	0.00	0.19	0.00	0.00	-10.61	-10.45
2008	1.00	2.57	0.85	0.00	0.00	8.57	0.00	0.00	30.41	18.10
2009	1.00	2.47	0.81	0.00	0.00	8.57	0.00	0.00	28.82	42.69
2010	1.00	2.38	0.78	0.00	0.00	8.57	0.00	0.00	27.43	63.97
2011	1.00	2.29	0.76	0.00	0.00	8.57	0.00	0.00	26.14	82.40
2012	1.00	2.22	0.73	0.00	0.00	8.57	0.00	0.00	25.01	98.43
2013	1.00	2.14	0.70	0.00	0.00	8.57	0.00	0.00	23.78	112.29
2014	1.00	2.07	0.68	0.00	0.00	8.57	0.00	0.00	22.71	124.32
2015	1.00	2.00	0.66	0.00	0.00	8.57	0.00	0.00	21.70	134.77
2016	1.00	1.94	0.64	0.00	0.00	8.57	0.00	0.00	20.82	143.89
2017	1.00	1.88	0.62	0.00	0.00	8.57	0.00	0.00	19.84	151.79
2018	1.00	1.82	0.60	0.00	0.00	8.57	0.00	0.00	18.99	158.66
2019	1.00	1.77	0.58	0.00	0.00	8.57	0.00	0.00	18.19	164.64
2020	1.00	1.72	0.57	0.00	0.00	8.57	0.00	0.00	17.49	169.87
2021	1.00	1.67	0.55	0.00	0.00	8.57	0.00	0.00	16.69	174.41
Rem.		3.61	1.19	0.00	0.00	19.31	0.00	0.00	35.29	8.24
Total		32.59	10.73	11.19	0.00	139.46	0.00	0.00	342.69	182.65

Major Phase :	Gas	Abandonment Date :	4/3/2024	**Present Worth Profile (M$)**	
Perfs :	0 - 0	Working Int :	0.30000000	PW 5.00% :	243.04
Initial Rate :	2,731.743 mcf/month	Revenue Int :	0.19125000	PW 8.00% :	203.50
Abandonment :	1,613.215 mcf/month	Disc. Initial Invest. (M$) :	11.009	PW 10.00% :	182.65
Initial Decline :	3.94 % year b = 0.800	ROInvestment (disc/undisc) :	17.59 / 31.64	PW 12.00% :	165.15
Beg Ratio :	0.000 bbl/mcf	Years to Payout :	0.51	PW 15.00% :	143.79
End Ratio :	0.000 bbl/mcf	Internal ROR (%) :	>1000	PW 20.00% :	117.42

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F-36-2 - No. 1
Reserve Cat. : Proved Shut-In
Field : Stamps
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (2,760' Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 1.07

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	0.00	9.85	0.00	1.88	0.00	6.89	0.00	12.98	0.00
2009	0.00	9.40	0.00	1.80	0.00	6.89	0.00	12.39	0.00
2010	0.00	9.00	0.00	1.72	0.00	6.89	0.00	11.86	0.00
2011	0.00	8.63	0.00	1.65	0.00	6.89	0.00	11.37	0.00
2012	0.00	8.31	0.00	1.59	0.00	6.89	0.00	10.95	0.00
2013	0.00	7.96	0.00	1.52	0.00	6.89	0.00	10.49	0.00
2014	0.00	6.10	0.00	1.17	0.00	6.89	0.00	8.04	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**59.25**	**0.00**	**11.33**	**0.00**	**6.89**	**0.00**	**78.08**	**0.00**
Ult	**0.00**	**60.32**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.00	0.00	11.19	0.00	0.00	0.00	0.00	-11.19	-11.01
2008	1.00	0.79	0.26	0.00	0.00	8.57	0.00	0.00	3.37	-7.85
2009	1.00	0.75	0.25	0.00	0.00	8.57	0.00	0.00	2.82	-5.44
2010	1.00	0.72	0.24	0.00	0.00	8.57	0.00	0.00	2.34	-3.63
2011	1.00	0.69	0.23	0.00	0.00	8.57	0.00	0.00	1.89	-2.30
2012	1.00	0.66	0.22	0.00	0.00	8.57	0.00	0.00	1.49	-1.34
2013	1.00	0.64	0.21	0.00	0.00	8.57	0.00	0.00	1.07	-0.71
2014	1.00	0.49	0.16	0.00	0.00	6.71	0.00	0.00	0.69	-0.34
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**4.74**	**1.56**	**11.19**	**0.00**	**58.11**	**0.00**	**0.00**	**2.48**	**-0.34**

Major Phase :	Gas	
Perfs :	0 - 0	
Initial Rate :	838.000 mcf/month	
Abandonment :	630.957 mcf/month	
Initial Decline :	4.45 % year	b = 0.600
Beg Ratio :	0.000 bbl/mcf	
End Ratio :	0.000 bbl/mcf	

Abandonment Date :	10/16/2014
Working Int :	0.30000000
Revenue Int :	0.19125000
Disc. Initial Invest. (M$) :	11.009
ROInvestment (disc/undisc) :	0.97 / 1.22
Years to Payout :	4.67
Internal ROR (%) :	8.51

Present Worth Profile (M$)

PW 5.00% :	0.90
PW 8.00% :	0.12
PW 10.00% :	-0.34
PW 12.00% :	-0.77
PW 15.00% :	-1.34
PW 20.00% :	-2.14

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

Project Name :	Griffin & Griffin 2007 Update	As Of Date : 10/31/2007	**Case :** PP F-42 - No. 1
Partner :	Lexaria Corp	Discount Rate (%) : 10.00	**Reserve Cat. :** Proved Shut-In
Case Type :	LEASE CASE	Custom Selection	**Field :** Stamps
Archive Set :	default		**Operator :** Griffin & Griffin Expl, LLC
			Reservoir : Frio Gas Pool (2,800' Sand)
Cum Oil (Mbbl) :	0.00		**Co., State :** Wilkinson, MS
Cum Gas (MMcf) :	27.21		

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	0.00	29.99	0.00	5.73	0.00	6.89	0.00	39.51	0.00
2009	0.00	26.54	0.00	5.08	0.00	6.89	0.00	34.97	0.00
2010	0.00	23.80	0.00	4.55	0.00	6.89	0.00	31.36	0.00
2011	0.00	21.53	0.00	4.12	0.00	6.89	0.00	28.38	0.00
2012	0.00	19.68	0.00	3.76	0.00	6.89	0.00	25.93	0.00
2013	0.00	18.00	0.00	3.44	0.00	6.89	0.00	23.72	0.00
2014	0.00	16.61	0.00	3.18	0.00	6.89	0.00	21.88	0.00
2015	0.00	8.14	0.00	1.56	0.00	6.89	0.00	10.73	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	164.29	0.00	31.42	0.00	6.89	0.00	216.48	0.00
Ult	0.00	191.49							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.00	0.00	11.19	0.00	0.00	0.00	0.00	-11.19	-11.01
2008	1.00	2.40	0.79	0.00	0.00	8.57	0.00	0.00	27.75	15.07
2009	1.00	2.12	0.70	0.00	0.00	8.57	0.00	0.00	23.58	35.20
2010	1.00	1.90	0.63	0.00	0.00	8.57	0.00	0.00	20.26	50.93
2011	1.00	1.72	0.57	0.00	0.00	8.57	0.00	0.00	17.52	63.30
2012	1.00	1.57	0.52	0.00	0.00	8.57	0.00	0.00	15.27	73.09
2013	1.00	1.44	0.47	0.00	0.00	8.57	0.00	0.00	13.24	80.81
2014	1.00	1.33	0.44	0.00	0.00	8.57	0.00	0.00	11.55	86.94
2015	1.00	0.65	0.21	0.00	0.00	4.38	0.00	0.00	5.48	89.63
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		13.15	4.33	11.19	0.00	64.36	0.00	0.00	123.46	89.63

Major Phase :	Gas	Abandonment Date :	7/8/2015
Perfs :	0 - 0	Working Int :	0.30000000
Initial Rate :	2,655.975 mcf/month	Revenue Int :	0.19125000
Abandonment :	1,281.422 mcf/month	Disc. Initial Invest. (M$) :	11.009
Initial Decline :	12.33 % year b = 0.800	ROInvestment (disc/undisc) :	9.14 / 12.04
Beg Ratio :	0.000 bbl/mcf	Years to Payout :	0.56
End Ratio :	0.000 bbl/mcf	Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	104.35
PW 8.00% :	95.08
PW 10.00% :	89.63
PW 12.00% :	84.69
PW 15.00% :	78.08
PW 20.00% :	68.84

Date : 11/30/2007 9:36:05AM

ECONOMIC SUMMARY PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Shut-In Rsv Category

Shut-In Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 53.38

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.63	0.00	0.12	0.00	6.89	0.00	0.83	0.00
2008	0.00	72.01	0.00	13.77	0.00	6.89	0.00	94.89	0.00
2009	0.00	66.80	0.00	12.78	0.00	6.89	0.00	88.02	0.00
2010	0.00	62.52	0.00	11.96	0.00	6.89	0.00	82.39	0.00
2011	0.00	58.81	0.00	11.25	0.00	6.89	0.00	77.50	0.00
2012	0.00	55.71	0.00	10.65	0.00	6.89	0.00	73.41	0.00
2013	0.00	52.66	0.00	10.07	0.00	6.89	0.00	69.40	0.00
2014	0.00	48.53	0.00	9.28	0.00	6.89	0.00	63.95	0.00
2015	0.00	33.13	0.00	6.34	0.00	6.89	0.00	43.65	0.00
2016	0.00	24.26	0.00	4.64	0.00	6.89	0.00	31.97	0.00
2017	0.00	23.45	0.00	4.49	0.00	6.89	0.00	30.91	0.00
2018	0.00	22.75	0.00	4.35	0.00	6.89	0.00	29.98	0.00
2019	0.00	22.09	0.00	4.22	0.00	6.89	0.00	29.10	0.00
2020	0.00	21.51	0.00	4.11	0.00	6.89	0.00	28.35	0.00
2021	0.00	20.85	0.00	3.99	0.00	6.89	0.00	27.48	0.00
Rem	0.00	45.07	0.00	8.62	0.00	6.89	0.00	59.39	0.00
Total	0.00	630.80	**0.00**	**120.64**	**0.00**	**6.89**	**0.00**	**831.21**	**0.00**
Ult	**0.00**	**684.18**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	3.00	0.05	0.02	33.56	0.00	0.19	0.00	0.00	-32.99	-32.47
2008	3.00	5.76	1.90	0.00	0.00	25.70	0.00	0.00	61.53	25.32
2009	3.00	5.35	1.76	0.00	0.00	25.70	0.00	0.00	55.21	72.45
2010	3.00	5.00	1.65	0.00	0.00	25.70	0.00	0.00	50.03	111.27
2011	3.00	4.71	1.55	0.00	0.00	25.70	0.00	0.00	45.54	143.40
2012	3.00	4.46	1.47	0.00	0.00	25.70	0.00	0.00	41.78	170.19
2013	3.00	4.21	1.39	0.00	0.00	25.70	0.00	0.00	38.09	192.39
2014	3.00	3.88	1.28	0.00	0.00	23.84	0.00	0.00	34.94	210.91
2015	2.00	2.65	0.87	0.00	0.00	12.95	0.00	0.00	27.18	224.06
2016	1.00	1.94	0.64	0.00	0.00	8.57	0.00	0.00	20.82	233.18
2017	1.00	1.88	0.62	0.00	0.00	8.57	0.00	0.00	19.84	241.08
2018	1.00	1.82	0.60	0.00	0.00	8.57	0.00	0.00	18.99	247.95
2019	1.00	1.77	0.58	0.00	0.00	8.57	0.00	0.00	18.19	253.93
2020	1.00	1.72	0.57	0.00	0.00	8.57	0.00	0.00	17.49	259.17
2021	1.00	1.67	0.55	0.00	0.00	8.57	0.00	0.00	16.69	263.70
Rem.		3.61	1.19	0.00	0.00	19.31	0.00	0.00	35.29	8.24
Total		**50.48**	**16.62**	**33.56**	**0.00**	**261.93**	**0.00**	**0.00**	**468.63**	**271.94**

Disc. Initial Invest. (M$) :	33.027
ROInvestment (disc/undisc) :	9.23 / 14.96
Years to Payout :	0.70
Internal ROR (%) :	535.80

Present Worth Profile (M$)

PW 5.00% :	348.29
PW 8.00% :	298.70
PW 10.00% :	271.94
PW 12.00% :	249.08
PW 15.00% :	220.53
PW 20.00% :	184.12

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

Project Name :	Griffin & Griffin 2007 Update
Partner :	Lexaria Corp
Case Type :	LEASE CASE
Archive Set :	default

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Case : PP F-12 Offset 2 - No. 3
Reserve Cat. : Proved Undeveloped
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	20.15	0.00	3.85	0.00	84.56	0.00	325.91	0.00	0.00
2009	31.13	0.00	5.95	0.00	84.56	0.00	503.43	0.00	0.00
2010	22.40	0.00	4.28	0.00	84.56	0.00	362.20	0.00	0.00
2011	16.11	0.00	3.08	0.00	84.56	0.00	260.59	0.00	0.00
2012	10.98	0.00	2.10	0.00	84.56	0.00	177.49	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**100.77**	**0.00**	**19.27**	**0.00**	**84.56**	**0.00**	**1,629.63**	**0.00**	**0.00**
Ult	**100.77**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	1.00	19.72	6.52	202.23	0.00	4.31	0.00	0.00	93.13	80.24
2009	1.00	30.47	10.07	0.00	0.00	8.57	0.00	0.00	454.33	468.80
2010	1.00	21.92	7.24	0.00	0.00	8.57	0.00	0.00	324.47	721.09
2011	1.00	15.77	5.21	0.00	0.00	8.57	0.00	0.00	231.04	884.42
2012	1.00	10.74	3.55	0.00	0.00	8.00	0.00	0.00	155.20	984.43
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**98.63**	**32.59**	**202.23**	**0.00**	**38.01**	**0.00**	**0.00**	**1,258.18**	**984.43**

Major Phase :	Oil	
Perfs :	0 - 0	
Initial Rate :	3,600.000 bbl/month	
Abandonment :	833.295 bbl/month	
Initial Decline :	28.07 % year	b = 0.000
Beg Ratio :	0.000 mcf/bbl	
End Ratio :	0.000 mcf/bbl	

Abandonment Date :	12/7/2012
Working Int :	0.30000000
Revenue Int :	0.19125000
Disc. Initial Invest. (M$) :	190.548
ROInvestment (disc/undisc) :	6.17 / 7.22
Years to Payout :	1.00
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	1,108.28
PW 8.00% :	1,031.25
PW 10.00% :	984.43
PW 12.00% :	940.85
PW 15.00% :	880.92
PW 20.00% :	793.51

Date : 11/30/2007 9:36:05AM

ECONOMIC PROJECTION

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : PP F-12 Offset 3 - No. 4
Reserve Cat. : Proved Undeveloped
Field : Belmont
Operator : Griffin & Griffin Expl, LLC
Reservoir : 2,800 Ft. Sand
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	20.16	0.00	3.86	0.00	84.56	0.00	326.02	0.00	0.00
2009	31.17	0.00	5.96	0.00	84.56	0.00	504.12	0.00	0.00
2010	22.46	0.00	4.30	0.00	84.56	0.00	363.20	0.00	0.00
2011	16.18	0.00	3.09	0.00	84.56	0.00	261.68	0.00	0.00
2012	10.80	0.00	2.06	0.00	84.56	0.00	174.61	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**100.77**	**0.00**	**19.27**	**0.00**	**84.56**	**0.00**	**1,629.63**	**0.00**	**0.00**
Ult	**100.77**	**0.00**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	1.00	19.73	6.52	202.23	0.00	4.31	0.00	0.00	93.24	80.33
2009	1.00	30.51	10.08	0.00	0.00	8.57	0.00	0.00	454.96	469.43
2010	1.00	21.98	7.26	0.00	0.00	8.57	0.00	0.00	325.39	722.43
2011	1.00	15.84	5.23	0.00	0.00	8.57	0.00	0.00	232.04	886.46
2012	1.00	10.57	3.49	0.00	0.00	7.80	0.00	0.00	152.75	984.99
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**98.63**	**32.59**	**202.23**	**0.00**	**37.81**	**0.00**	**0.00**	**1,258.37**	**984.99**

Major Phase :	Oil		
Perfs :	0 - 0		
Initial Rate :	3,600.000 bbl/month		
Abandonment :	845.002 bbl/month		
Initial Decline :	27.97 % year	b = 0.000	
Beg Ratio :	0.000 mcf/bbl		
End Ratio :	0.000 mcf/bbl		

Abandonment Date :	11/28/2012
Working Int :	0.30000000
Revenue Int :	0.19125000
Disc. Initial Invest. (M$) :	190.548
ROInvestment (disc/undisc) :	6.17 / 7.22
Years to Payout :	1.00
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	1,108.70
PW 8.00% :	1,031.76
PW 10.00% :	984.99
PW 12.00% :	941.45
PW 15.00% :	881.56
PW 20.00% :	794.20

Date : 11/30/2007 9:36:05AM

ECONOMIC SUMMARY PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Undeveloped Rsv Category

Undeveloped Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	40.31	0.00	7.71	0.00	84.56	0.00	651.94	0.00	0.00
2009	62.30	0.00	11.92	0.00	84.56	0.00	1,007.56	0.00	0.00
2010	44.86	0.00	8.58	0.00	84.56	0.00	725.41	0.00	0.00
2011	32.29	0.00	6.18	0.00	84.56	0.00	522.27	0.00	0.00
2012	21.77	0.00	4.16	0.00	84.56	0.00	352.10	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**201.54**	**0.00**	**38.54**	**0.00**	**84.56**	**0.00**	**3,259.26**	**0.00**	**0.00**
Ult	201.54	0.00							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	2.00	39.46	13.04	404.46	0.00	8.62	0.00	0.00	186.37	160.57
2009	2.00	60.98	20.15	0.00	0.00	17.14	0.00	0.00	909.29	938.22
2010	2.00	43.90	14.51	0.00	0.00	17.14	0.00	0.00	649.86	1,443.52
2011	2.00	31.61	10.45	0.00	0.00	17.14	0.00	0.00	463.08	1,770.88
2012	2.00	21.31	7.04	0.00	0.00	15.79	0.00	0.00	307.95	1,969.42
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**197.25**	**65.19**	**404.46**	**0.00**	**75.82**	**0.00**	**0.00**	**2,516.55**	**1,969.42**

Disc. Initial Invest. (M$) :	381.095
ROInvestment (disc/undisc) :	6.17 / 7.22
Years to Payout :	1.00
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	2,216.98
PW 8.00% :	2,063.01
PW 10.00% :	1,969.42
PW 12.00% :	1,882.30
PW 15.00% :	1,762.48
PW 20.00% :	1,587.71

Date : 11/30/2007 9:36:05AM

ECONOMIC SUMMARY PROJECTION

Grand Total

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Shut-In Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 53.38

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.63	0.00	0.12	0.00	6.89	0.00	0.83	0.00
2008	0.00	72.01	0.00	13.77	0.00	6.89	0.00	94.89	0.00
2009	0.00	66.80	0.00	12.78	0.00	6.89	0.00	88.02	0.00
2010	0.00	62.52	0.00	11.96	0.00	6.89	0.00	82.39	0.00
2011	0.00	58.81	0.00	11.25	0.00	6.89	0.00	77.50	0.00
2012	0.00	55.71	0.00	10.65	0.00	6.89	0.00	73.41	0.00
2013	0.00	52.66	0.00	10.07	0.00	6.89	0.00	69.40	0.00
2014	0.00	48.53	0.00	9.28	0.00	6.89	0.00	63.95	0.00
2015	0.00	33.13	0.00	6.34	0.00	6.89	0.00	43.65	0.00
2016	0.00	24.26	0.00	4.64	0.00	6.89	0.00	31.97	0.00
2017	0.00	23.45	0.00	4.49	0.00	6.89	0.00	30.91	0.00
2018	0.00	22.75	0.00	4.35	0.00	6.89	0.00	29.98	0.00
2019	0.00	22.09	0.00	4.22	0.00	6.89	0.00	29.10	0.00
2020	0.00	21.51	0.00	4.11	0.00	6.89	0.00	28.35	0.00
2021	0.00	20.85	0.00	3.99	0.00	6.89	0.00	27.48	0.00
Rem	0.00	45.07	0.00	8.62	0.00	6.89	0.00	59.39	0.00
Total	0.00	630.80	0.00	120.64	0.00	6.89	0.00	831.21	0.00
Ult	0.00	684.18							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	3.00	0.05	0.02	33.56	0.00	0.19	0.00	0.00	-32.99	-32.47
2008	3.00	5.76	1.90	0.00	0.00	25.70	0.00	0.00	61.53	25.32
2009	3.00	5.35	1.76	0.00	0.00	25.70	0.00	0.00	55.21	72.45
2010	3.00	5.00	1.65	0.00	0.00	25.70	0.00	0.00	50.03	111.27
2011	3.00	4.71	1.55	0.00	0.00	25.70	0.00	0.00	45.54	143.40
2012	3.00	4.46	1.47	0.00	0.00	25.70	0.00	0.00	41.78	170.19
2013	3.00	4.21	1.39	0.00	0.00	25.70	0.00	0.00	38.09	192.39
2014	3.00	3.88	1.28	0.00	0.00	23.84	0.00	0.00	34.94	210.91
2015	2.00	2.65	0.87	0.00	0.00	12.95	0.00	0.00	27.18	224.06
2016	1.00	1.94	0.64	0.00	0.00	8.57	0.00	0.00	20.82	233.18
2017	1.00	1.88	0.62	0.00	0.00	8.57	0.00	0.00	19.84	241.08
2018	1.00	1.82	0.60	0.00	0.00	8.57	0.00	0.00	18.99	247.95
2019	1.00	1.77	0.58	0.00	0.00	8.57	0.00	0.00	18.19	253.93
2020	1.00	1.72	0.57	0.00	0.00	8.57	0.00	0.00	17.49	259.17
2021	1.00	1.67	0.55	0.00	0.00	8.57	0.00	0.00	16.69	263.70
Rem.		3.61	1.19	0.00	0.00	19.31	0.00	0.00	35.29	8.24
Total		50.48	16.62	33.56	0.00	261.93	0.00	0.00	468.63	271.94

Disc. Initial Invest. (M$) :	33.027
ROInvestment (disc/undisc) :	9.23 / 14.96
Years to Payout :	0.70
Internal ROR (%) :	535.80

Present Worth Profile (M$)

PW 5.00% :	348.29
PW 8.00% :	298.70
PW 10.00% :	271.94
PW 12.00% :	249.08
PW 15.00% :	220.53
PW 20.00% :	184.12

Date : 11/30/2007 9:36:05AM

ECONOMIC SUMMARY PROJECTION

Grand Total

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Undeveloped Rsv Category

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	40.31	0.00	7.71	0.00	84.56	0.00	651.94	0.00	0.00
2009	62.30	0.00	11.92	0.00	84.56	0.00	1,007.56	0.00	0.00
2010	44.86	0.00	8.58	0.00	84.56	0.00	725.41	0.00	0.00
2011	32.29	0.00	6.18	0.00	84.56	0.00	522.27	0.00	0.00
2012	21.77	0.00	4.16	0.00	84.56	0.00	352.10	0.00	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	201.54	0.00	**38.54**	**0.00**	**84.56**	**0.00**	**3,259.26**	**0.00**	**0.00**
Ult	201.54	0.00							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	2.00	39.46	13.04	404.46	0.00	8.62	0.00	0.00	186.37	160.57
2009	2.00	60.98	20.15	0.00	0.00	17.14	0.00	0.00	909.29	938.22
2010	2.00	43.90	14.51	0.00	0.00	17.14	0.00	0.00	649.86	1,443.52
2011	2.00	31.61	10.45	0.00	0.00	17.14	0.00	0.00	463.08	1,770.88
2012	2.00	21.31	7.04	0.00	0.00	15.79	0.00	0.00	307.95	1,969.42
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**197.25**	**65.19**	**404.46**	**0.00**	**75.82**	**0.00**	**0.00**	**2,516.55**	**1,969.42**

Disc. Initial Invest. (M$) :	381.095
ROInvestment (disc/undisc) :	6.17 / 7.22
Years to Payout :	1.00
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	2,216.98
PW 8.00% :	2,063.01
PW 10.00% :	1,969.42
PW 12.00% :	1,882.30
PW 15.00% :	1,762.48
PW 20.00% :	1,587.71

Date : 11/30/2007 9:36:05AM

ECONOMIC SUMMARY PROJECTION

Grand Total

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : GRAND TOTAL CASE

Cum Oil (Mbbl) : 0.71
Cum Gas (MMcf) : 170.43

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	13.22	27.49	2.53	5.26	84.56	6.89	213.78	36.22	0.00
2008	105.48	211.28	20.17	40.41	84.56	6.89	1,705.77	278.41	0.00
2009	109.77	181.83	20.99	34.77	84.56	6.89	1,775.29	239.60	0.00
2010	79.59	154.00	15.22	29.45	84.56	6.89	1,287.07	202.92	0.00
2011	57.73	133.14	11.04	25.46	84.56	6.89	933.58	175.43	0.00
2012	36.87	101.92	7.05	19.49	84.56	6.89	596.24	134.30	0.00
2013	0.42	81.56	0.08	15.60	84.56	6.89	6.79	107.47	0.00
2014	0.00	73.92	0.00	14.14	0.00	6.89	0.00	97.41	0.00
2015	0.00	46.40	0.00	8.87	0.00	6.89	0.00	61.14	0.00
2016	0.00	36.68	0.00	7.02	0.00	6.89	0.00	48.33	0.00
2017	0.00	35.05	0.00	6.70	0.00	6.89	0.00	46.19	0.00
2018	0.00	33.65	0.00	6.44	0.00	6.89	0.00	44.34	0.00
2019	0.00	32.35	0.00	6.19	0.00	6.89	0.00	42.63	0.00
2020	0.00	31.24	0.00	5.97	0.00	6.89	0.00	41.17	0.00
2021	0.00	30.04	0.00	5.75	0.00	6.89	0.00	39.59	0.00
Rem	0.00	70.58	0.00	13.50	0.00	6.89	0.00	93.01	0.00
Total	**403.07**	**1,281.12**	**77.09**	**245.01**	**84.56**	**6.89**	**6,518.52**	**1,688.15**	**0.00**
Ult	**403.78**	**1,451.55**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	11.00	15.13	5.00	33.56	0.00	11.77	0.00	0.00	184.54	183.30
2008	13.00	120.14	39.68	404.46	0.00	102.86	0.00	0.00	1,317.03	1,407.38
2009	13.00	121.99	40.30	0.00	0.00	111.38	0.00	0.00	1,741.22	2,896.32
2010	13.00	90.22	29.80	0.00	0.00	103.86	0.00	0.00	1,266.12	3,880.62
2011	12.00	67.15	22.18	0.00	0.00	96.36	0.00	0.00	923.33	4,533.20
2012	11.00	44.24	14.61	0.00	0.00	78.37	0.00	0.00	593.33	4,916.11
2013	6.00	6.94	2.29	0.00	0.00	43.23	0.00	0.00	61.81	4,952.30
2014	5.00	5.91	1.95	0.00	0.00	40.11	0.00	0.00	49.43	4,978.51
2015	3.00	3.71	1.22	0.00	0.00	21.52	0.00	0.00	34.68	4,995.28
2016	2.00	2.94	0.97	0.00	0.00	17.14	0.00	0.00	27.30	5,007.24
2017	2.00	2.80	0.92	0.00	0.00	17.14	0.00	0.00	25.32	5,017.32
2018	2.00	2.69	0.89	0.00	0.00	17.14	0.00	0.00	23.62	5,025.87
2019	2.00	2.59	0.85	0.00	0.00	17.14	0.00	0.00	22.06	5,033.12
2020	2.00	2.50	0.82	0.00	0.00	17.14	0.00	0.00	20.71	5,039.32
2021	2.00	2.40	0.79	0.00	0.00	17.14	0.00	0.00	19.26	5,044.55
Rem.		5.65	1.86	0.00	0.00	45.60	0.00	0.00	39.90	9.30
Total		**497.01**	**164.13**	**438.01**	**0.00**	**757.88**	**0.00**	**0.00**	**6,349.64**	**5,053.85**

Disc. Initial Invest. (M$) :	414.123
ROInvestment (disc/undisc) :	13.20 / 15.50
Years to Payout :	0.34
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	5,626.15
PW 8.00% :	5,267.93
PW 10.00% :	5,053.85
PW 12.00% :	4,856.72
PW 15.00% :	4,588.57
PW 20.00% :	4,202.46

Economic One-Liners

As of Date: 10/31/2007

Project Name : Griffin & Griffin 2007 Update
Ownership Group : Lexaria Corp

Lease Name	Gross Reserves		Net Reserves		Net Revenue			Expense & Tax	Invest.	Cash Flow	
Risked / UnRisked	Oil (Mbbl)	Gas (MMcf)	Oil (Mbbl)	Gas (MMcf)	Oil (M$)	Gas (M$)	Other (M$)	(M$)	(M$)	Non-Disc. (M$)	Disc. 10% (M$)
Proved Rsv Class											
Producing Rsv Category											
USA 39-14 - No. 1	0.00	109.59	0.00	29.59	0.00	203.86	0.00	120.58	0.00	83.28	67.76
BR F-33 - No. 1	0.00	125.64	0.00	33.92	0.00	233.73	0.00	113.55	0.00	120.18	91.65
Producing Rsv Category	**0.00**	**235.23**	**0.00**	**63.51**	**0.00**	**437.59**	**0.00**	**234.13**	**0.00**	**203.46**	**159.41**
Proved Rsv Class											
Shut-In Rsv Category											
Faust - No. 1	0.00	177.24	0.00	47.85	0.00	329.71	0.00	50.92	56.25	222.54	184.12
USA 1-37 - No. 1	0.00	168.34	0.00	45.45	0.00	313.16	0.00	69.31	10.35	233.50	196.25
Shut-In Rsv Category	**0.00**	**345.58**	**0.00**	**93.31**	**0.00**	**642.88**	**0.00**	**120.23**	**66.60**	**456.04**	**380.36**
Grand Total											
Producing Rsv Category	**0.00**	**235.23**	**0.00**	**63.51**	**0.00**	**437.59**	**0.00**	**234.13**	**0.00**	**203.46**	**159.41**
Shut-In Rsv Category	**0.00**	**345.58**	**0.00**	**93.31**	**0.00**	**642.88**	**0.00**	**120.23**	**66.60**	**456.04**	**380.36**
	0.00	**580.80**	**0.00**	**156.82**	**0.00**	**1,080.47**	**0.00**	**354.36**	**66.60**	**659.50**	**539.77**

Date : 11/30/2007 9:38:56AM

ECONOMIC PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Case : USA 39-14 - No. 1
Reserve Cat. : Proved Producing
Field : Beaver Creek, W.
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (2,850 Ft. Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 26.54

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	4.11	0.00	1.11	0.00	6.89	0.00	7.65	0.00
2008	0.00	21.26	0.00	5.74	0.00	6.89	0.00	39.56	0.00
2009	0.00	17.29	0.00	4.67	0.00	6.89	0.00	32.16	0.00
2010	0.00	14.51	0.00	3.92	0.00	6.89	0.00	26.99	0.00
2011	0.00	12.44	0.00	3.36	0.00	6.89	0.00	23.14	0.00
2012	0.00	10.88	0.00	2.94	0.00	6.89	0.00	20.24	0.00
2013	0.00	9.59	0.00	2.59	0.00	6.89	0.00	17.84	0.00
2014	0.00	8.57	0.00	2.31	0.00	6.89	0.00	15.95	0.00
2015	0.00	7.73	0.00	2.09	0.00	6.89	0.00	14.39	0.00
2016	0.00	3.20	0.00	0.86	0.00	6.89	0.00	5.95	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**109.59**	**0.00**	**29.59**	**0.00**	**6.89**	**0.00**	**203.86**	**0.00**
Ult	**0.00**	**136.12**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.46	0.15	0.00	0.00	2.05	0.00	0.00	4.99	4.95
2008	1.00	2.40	0.79	0.00	0.00	12.10	0.00	0.00	24.27	27.78
2009	1.00	1.95	0.64	0.00	0.00	12.10	0.00	0.00	17.46	42.71
2010	1.00	1.64	0.54	0.00	0.00	12.10	0.00	0.00	12.71	52.59
2011	1.00	1.41	0.46	0.00	0.00	12.10	0.00	0.00	9.18	59.08
2012	1.00	1.23	0.40	0.00	0.00	12.10	0.00	0.00	6.51	63.26
2013	1.00	1.08	0.36	0.00	0.00	12.10	0.00	0.00	4.30	65.77
2014	1.00	0.97	0.32	0.00	0.00	12.10	0.00	0.00	2.56	67.14
2015	1.00	0.87	0.29	0.00	0.00	12.10	0.00	0.00	1.13	67.68
2016	1.00	0.36	0.12	0.00	0.00	5.31	0.00	0.00	0.17	67.76
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**12.38**	**4.08**	**0.00**	**0.00**	**104.13**	**0.00**	**0.00**	**83.28**	**67.76**

Major Phase :	Gas	
Perfs :	0 - 0	
Initial Rate :	2,061.086 mcf/month	
Abandonment :	589.125 mcf/month	
Initial Decline :	22.15 % year	b = 0.800
Beg Ratio :	0.000 bbl/mcf	
End Ratio :	0.000 bbl/mcf	

Abandonment Date :	6/10/2016
Working Int :	0.36000000
Revenue Int :	0.27000000
Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	74.66
PW 8.00% :	70.35
PW 10.00% :	67.76
PW 12.00% :	65.37
PW 15.00% :	62.13
PW 20.00% :	57.47

Date : 11/30/2007 9:38:57AM

ECONOMIC PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Case : BR F-33 - No. 1
Reserve Cat. : Proved Producing
Field : Wildcat
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (2,500 Ft. Sand)
Co., State : Wilkinson, MS

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 18.34

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	3.97	0.00	1.07	0.00	6.89	0.00	7.38	0.00
2008	0.00	21.61	0.00	5.84	0.00	6.89	0.00	40.21	0.00
2009	0.00	18.96	0.00	5.12	0.00	6.89	0.00	35.27	0.00
2010	0.00	16.88	0.00	4.56	0.00	6.89	0.00	31.40	0.00
2011	0.00	15.17	0.00	4.10	0.00	6.89	0.00	28.23	0.00
2012	0.00	13.79	0.00	3.72	0.00	6.89	0.00	25.66	0.00
2013	0.00	12.56	0.00	3.39	0.00	6.89	0.00	23.37	0.00
2014	0.00	11.54	0.00	3.12	0.00	6.89	0.00	21.47	0.00
2015	0.00	10.66	0.00	2.88	0.00	6.89	0.00	19.83	0.00
2016	0.00	0.49	0.00	0.13	0.00	6.89	0.00	0.92	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	125.64	0.00	33.92	0.00	6.89	0.00	233.73	0.00
Ult	0.00	143.98							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	1.00	0.45	0.00	0.00	0.00	2.05	0.00	0.00	4.88	4.85
2008	1.00	2.44	0.00	0.00	0.00	12.10	0.00	0.00	25.67	28.97
2009	1.00	2.14	0.00	0.00	0.00	12.10	0.00	0.00	21.03	46.93
2010	1.00	1.91	0.00	0.00	0.00	12.10	0.00	0.00	17.39	60.44
2011	1.00	1.71	0.00	0.00	0.00	12.10	0.00	0.00	14.42	70.62
2012	1.00	1.56	0.00	0.00	0.00	12.10	0.00	0.00	12.01	78.32
2013	1.00	1.42	0.00	0.00	0.00	12.10	0.00	0.00	9.85	84.07
2014	1.00	1.30	0.00	0.00	0.00	12.10	0.00	0.00	8.07	88.35
2015	1.00	1.20	0.00	0.00	0.00	12.10	0.00	0.00	6.53	91.50
2016	1.00	0.06	0.00	0.00	0.00	0.54	0.00	0.00	0.32	91.65
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		14.19	0.00	0.00	0.00	99.35	0.00	0.00	120.18	91.65

Major Phase : Gas
Perfs : 0 - 0
Initial Rate : 1,974.079 mcf/month
Abandonment : 852.647 mcf/month
Initial Decline : 53.00 % year b = 1.100
Beg Ratio : 0.000 bbl/mcf
End Ratio : 0.000 bbl/mcf

Abandonment Date : 1/17/2016
Working Int : 0.36000000
Revenue Int : 0.27000000
Disc. Initial Invest. (M$) : 0.000
ROInvestment (disc/undisc) : 0.00 / 0.00
Years to Payout : 0.00
Internal ROR (%) : 0.00

Present Worth Profile (M$)

PW 5.00% :	104.06
PW 8.00% :	96.24
PW 10.00% :	91.65
PW 12.00% :	87.47
PW 15.00% :	81.89
PW 20.00% :	74.08

Date : 11/30/2007 9:38:57AM

ECONOMIC SUMMARY PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Producing Rsv Category

Producing Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 44.88

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	8.08	0.00	2.18	0.00	6.89	0.00	15.04	0.00
2008	0.00	42.88	0.00	11.58	0.00	6.89	0.00	79.76	0.00
2009	0.00	36.24	0.00	9.79	0.00	6.89	0.00	67.42	0.00
2010	0.00	31.38	0.00	8.47	0.00	6.89	0.00	58.38	0.00
2011	0.00	27.62	0.00	7.46	0.00	6.89	0.00	51.37	0.00
2012	0.00	24.67	0.00	6.66	0.00	6.89	0.00	45.90	0.00
2013	0.00	22.15	0.00	5.98	0.00	6.89	0.00	41.21	0.00
2014	0.00	20.11	0.00	5.43	0.00	6.89	0.00	37.42	0.00
2015	0.00	18.40	0.00	4.97	0.00	6.89	0.00	34.22	0.00
2016	0.00	3.69	0.00	1.00	0.00	6.89	0.00	6.87	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**235.23**	**0.00**	**63.51**	**0.00**	**6.89**	**0.00**	**437.59**	**0.00**
Ult	**0.00**	**280.10**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	2.00	0.91	0.15	0.00	0.00	4.10	0.00	0.00	9.87	9.79
2008	2.00	4.84	0.79	0.00	0.00	24.19	0.00	0.00	49.94	56.74
2009	2.00	4.09	0.64	0.00	0.00	24.19	0.00	0.00	38.49	89.64
2010	2.00	3.55	0.54	0.00	0.00	24.19	0.00	0.00	30.11	113.03
2011	2.00	3.12	0.46	0.00	0.00	24.19	0.00	0.00	23.60	129.69
2012	2.00	2.79	0.40	0.00	0.00	24.19	0.00	0.00	18.51	141.58
2013	2.00	2.50	0.36	0.00	0.00	24.19	0.00	0.00	14.15	149.84
2014	2.00	2.27	0.32	0.00	0.00	24.19	0.00	0.00	10.63	155.49
2015	2.00	2.08	0.29	0.00	0.00	24.19	0.00	0.00	7.66	159.18
2016	2.00	0.42	0.12	0.00	0.00	5.85	0.00	0.00	0.49	159.41
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**26.57**	**4.08**	**0.00**	**0.00**	**203.48**	**0.00**	**0.00**	**203.46**	**159.41**

Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	178.72
PW 8.00% :	166.59
PW 10.00% :	159.41
PW 12.00% :	152.85
PW 15.00% :	144.02
PW 20.00% :	131.55

Date : 11/30/2007 9:38:57AM

ECONOMIC PROJECTION

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Case : Faust - No. 1
Reserve Cat. : Proved Shut-In
Field : Wildcat - LA SO
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (2,350 Ft. Sand)
Co., State : Feliciana, W., LA

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	0.00	64.64	0.00	17.45	0.00	6.89	0.00	120.25	0.00
2009	0.00	56.61	0.00	15.29	0.00	6.89	0.00	105.32	0.00
2010	0.00	46.29	0.00	12.50	0.00	6.89	0.00	86.12	0.00
2011	0.00	9.69	0.00	2.62	0.00	6.89	0.00	18.03	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**177.24**	**0.00**	**47.85**	**0.00**	**6.89**	**0.00**	**329.71**	**0.00**
Ult	**0.00**	**177.24**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	0.00	0.00	0.00	56.25	0.00	0.00	0.00	0.00	-56.25	-55.36
2008	1.00	4.69	0.00	0.00	0.00	11.09	0.00	0.00	104.47	42.44
2009	1.00	4.11	0.00	0.00	0.00	12.10	0.00	0.00	89.11	118.59
2010	1.00	3.36	0.00	0.00	0.00	12.10	0.00	0.00	70.66	173.48
2011	1.00	0.70	0.00	0.00	0.00	2.77	0.00	0.00	14.55	184.12
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**12.87**	**0.00**	**56.25**	**0.00**	**38.05**	**0.00**	**0.00**	**222.54**	**184.12**

Major Phase :	Gas		
Perfs :	0 - 0		
Initial Rate :	6,570.000 mcf/month		
Abandonment :	3,370.084 mcf/month		
Initial Decline :	22.94 % year	b = 0.600	
Beg Ratio :	0.000 bbl/mcf		
End Ratio :	0.000 bbl/mcf		

Abandonment Date :	3/26/2011
Working Int :	0.45000000
Revenue Int :	0.27000000
Disc. Initial Invest. (M$) :	55.362
ROInvestment (disc/undisc) :	4.33 / 4.96
Years to Payout :	0.72
Internal ROR (%) :	449.13

Present Worth Profile (M$)

PW 5.00% :	201.89
PW 8.00% :	190.92
PW 10.00% :	184.12
PW 12.00% :	177.69
PW 15.00% :	168.69
PW 20.00% :	155.20

Date : 11/30/2007 9:38:57AM

ECONOMIC PROJECTION

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : LEASE CASE
Archive Set : default

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**

Case : USA 1-37 - No. 1
Reserve Cat. : Proved Shut-In
Field : Wildcat
Operator : Griffin & Griffin Expl, LLC
Reservoir : Frio Gas Pool (2,650 Ft. Sand)
Co., State : Wilkinson, MS

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	0.00	56.09	0.00	15.14	0.00	6.89	0.00	104.34	0.00
2009	0.00	47.40	0.00	12.80	0.00	6.89	0.00	88.18	0.00
2010	0.00	40.96	0.00	11.06	0.00	6.89	0.00	76.21	0.00
2011	0.00	23.88	0.00	6.45	0.00	6.89	0.00	44.43	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**168.34**	**0.00**	**45.45**	**0.00**	**6.89**	**0.00**	**313.16**	**0.00**
Ult	**0.00**	**168.34**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	0.00	0.00	0.00	10.35	0.00	0.00	0.00	0.00	-10.35	-10.19
2008	1.00	6.34	2.09	0.00	0.00	12.10	0.00	0.00	83.82	68.59
2009	1.00	5.35	1.76	0.00	0.00	12.10	0.00	0.00	68.97	127.50
2010	1.00	4.63	1.52	0.00	0.00	12.10	0.00	0.00	57.96	172.51
2011	1.00	2.70	0.89	0.00	0.00	7.74	0.00	0.00	33.11	196.25
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**19.02**	**6.26**	**10.35**	**0.00**	**44.03**	**0.00**	**0.00**	**233.50**	**196.25**

Major Phase : Gas
Perfs : 0 - 0
Initial Rate : 5,100.000 mcf/month
Abandonment : 2,939.448 mcf/month
Initial Decline : 17.28 % year b = 0.800
Beg Ratio : 0.000 bbl/mcf
End Ratio : 0.000 bbl/mcf

Abandonment Date : 8/25/2011
Working Int : 0.45000000
Revenue Int : 0.27000000
Disc. Initial Invest. (M$) : 10.187
ROInvestment (disc/undisc) : 20.27 / 23.56
Years to Payout : 0.28
Internal ROR (%) : >1000

Present Worth Profile (M$)

PW 5.00% : 213.38
PW 8.00% : 202.78
PW 10.00% : 196.25
PW 12.00% : 190.09
PW 15.00% : 181.52
PW 20.00% : 168.77

Date : 11/30/2007 9:38:57AM

ECONOMIC SUMMARY PROJECTION

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Proved Rsv Class
Shut-In Rsv Category

Shut-In Rsv Category

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **0.00**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	0.00	120.73	0.00	32.60	0.00	6.89	0.00	224.60	0.00
2009	0.00	104.01	0.00	28.08	0.00	6.89	0.00	193.50	0.00
2010	0.00	87.26	0.00	23.56	0.00	6.89	0.00	162.32	0.00
2011	0.00	33.57	0.00	9.07	0.00	6.89	0.00	62.46	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**345.58**	**0.00**	**93.31**	**0.00**	**6.89**	**0.00**	**642.88**	**0.00**
Ult	**0.00**	**345.58**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	0.00	0.00	0.00	66.60	0.00	0.00	0.00	0.00	-66.60	-65.55
2008	2.00	11.03	2.09	0.00	0.00	23.18	0.00	0.00	188.30	111.03
2009	2.00	9.47	1.76	0.00	0.00	24.19	0.00	0.00	158.08	246.09
2010	2.00	7.99	1.52	0.00	0.00	24.19	0.00	0.00	128.62	345.99
2011	2.00	3.40	0.89	0.00	0.00	10.51	0.00	0.00	47.66	380.36
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**31.89**	**6.26**	**66.60**	**0.00**	**82.08**	**0.00**	**0.00**	**456.04**	**380.36**

Disc. Initial Invest. (M$) :	65.548
ROInvestment (disc/undisc) :	6.80 / 7.85
Years to Payout :	0.53
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	415.27
PW 8.00% :	393.70
PW 10.00% :	380.36
PW 12.00% :	367.78
PW 15.00% :	350.21
PW 20.00% :	323.97

Date : 11/30/2007 9:38:57AM

ECONOMIC SUMMARY PROJECTION

Grand Total

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Producing Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 44.88

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	8.08	0.00	2.18	0.00	6.89	0.00	15.04	0.00
2008	0.00	42.88	0.00	11.58	0.00	6.89	0.00	79.76	0.00
2009	0.00	36.24	0.00	9.79	0.00	6.89	0.00	67.42	0.00
2010	0.00	31.38	0.00	8.47	0.00	6.89	0.00	58.38	0.00
2011	0.00	27.62	0.00	7.46	0.00	6.89	0.00	51.37	0.00
2012	0.00	24.67	0.00	6.66	0.00	6.89	0.00	45.90	0.00
2013	0.00	22.15	0.00	5.98	0.00	6.89	0.00	41.21	0.00
2014	0.00	20.11	0.00	5.43	0.00	6.89	0.00	37.42	0.00
2015	0.00	18.40	0.00	4.97	0.00	6.89	0.00	34.22	0.00
2016	0.00	3.69	0.00	1.00	0.00	6.89	0.00	6.87	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	235.23	0.00	63.51	0.00	6.89	0.00	437.59	0.00
Ult	0.00	280.10							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	2.00	0.91	0.15	0.00	0.00	4.10	0.00	0.00	9.87	9.79
2008	2.00	4.84	0.79	0.00	0.00	24.19	0.00	0.00	49.94	56.74
2009	2.00	4.09	0.64	0.00	0.00	24.19	0.00	0.00	38.49	89.64
2010	2.00	3.55	0.54	0.00	0.00	24.19	0.00	0.00	30.11	113.03
2011	2.00	3.12	0.46	0.00	0.00	24.19	0.00	0.00	23.60	129.69
2012	2.00	2.79	0.40	0.00	0.00	24.19	0.00	0.00	18.51	141.58
2013	2.00	2.50	0.36	0.00	0.00	24.19	0.00	0.00	14.15	149.84
2014	2.00	2.27	0.32	0.00	0.00	24.19	0.00	0.00	10.63	155.49
2015	2.00	2.08	0.29	0.00	0.00	24.19	0.00	0.00	7.66	159.18
2016	2.00	0.42	0.12	0.00	0.00	5.85	0.00	0.00	0.49	159.41
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		26.57	4.08	0.00	0.00	203.48	0.00	0.00	203.46	159.41

Disc. Initial Invest. (M$) :	0.000
ROInvestment (disc/undisc) :	0.00 / 0.00
Years to Payout :	0.00
Internal ROR (%) :	0.00

Present Worth Profile (M$)

PW 5.00% :	178.72
PW 8.00% :	166.59
PW 10.00% :	159.41
PW 12.00% :	152.85
PW 15.00% :	144.02
PW 20.00% :	131.55

Date : 11/30/2007 9:38:57AM

ECONOMIC SUMMARY PROJECTION

Grand Total

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : REPORT BREAK SUB-TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Shut-In Rsv Category

Cum Oil (Mbbl) : 0.00
Cum Gas (MMcf) : 0.00

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
2008	0.00	120.73	0.00	32.60	0.00	6.89	0.00	224.60	0.00
2009	0.00	104.01	0.00	28.08	0.00	6.89	0.00	193.50	0.00
2010	0.00	87.26	0.00	23.56	0.00	6.89	0.00	162.32	0.00
2011	0.00	33.57	0.00	9.07	0.00	6.89	0.00	62.46	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	0.00	345.58	0.00	93.31	0.00	6.89	0.00	642.88	0.00
Ult	0.00	345.58							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	0.00	0.00	0.00	66.60	0.00	0.00	0.00	0.00	-66.60	-65.55
2008	2.00	11.03	2.09	0.00	0.00	23.18	0.00	0.00	188.30	111.03
2009	2.00	9.47	1.76	0.00	0.00	24.19	0.00	0.00	158.08	246.09
2010	2.00	7.99	1.52	0.00	0.00	24.19	0.00	0.00	128.62	345.99
2011	2.00	3.40	0.89	0.00	0.00	10.51	0.00	0.00	47.66	380.36
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		31.89	6.26	66.60	0.00	82.08	0.00	0.00	456.04	380.36

Disc. Initial Invest. (M$) :	65.548
ROInvestment (disc/undisc) :	6.80 / 7.85
Years to Payout :	0.53
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	415.27
PW 8.00% :	393.70
PW 10.00% :	380.36
PW 12.00% :	367.78
PW 15.00% :	350.21
PW 20.00% :	323.97

Date : 11/30/2007 9:38:57AM

ECONOMIC SUMMARY PROJECTION

Grand Total

Project Name : Griffin & Griffin 2007 Update
Partner : Lexaria Corp
Case Type : GRAND TOTAL CASE

As Of Date : 10/31/2007
Discount Rate (%) : 10.00
Custom Selection

Cum Oil (Mbbl) : **0.00**
Cum Gas (MMcf) : **44.88**

Year	Gross Oil (Mbbl)	Gross Gas (MMcf)	Net Oil (Mbbl)	Net Gas (MMcf)	Oil Price ($/bbl)	Gas Price ($/Mcf)	Oil Revenue (M$)	Gas Revenue (M$)	Misc. Revenue (M$)
2007	0.00	8.08	0.00	2.18	0.00	6.89	0.00	15.04	0.00
2008	0.00	163.61	0.00	44.17	0.00	6.89	0.00	304.36	0.00
2009	0.00	140.26	0.00	37.87	0.00	6.89	0.00	260.92	0.00
2010	0.00	118.64	0.00	32.03	0.00	6.89	0.00	220.71	0.00
2011	0.00	61.19	0.00	16.52	0.00	6.89	0.00	113.83	0.00
2012	0.00	24.67	0.00	6.66	0.00	6.89	0.00	45.90	0.00
2013	0.00	22.15	0.00	5.98	0.00	6.89	0.00	41.21	0.00
2014	0.00	20.11	0.00	5.43	0.00	6.89	0.00	37.42	0.00
2015	0.00	18.40	0.00	4.97	0.00	6.89	0.00	34.22	0.00
2016	0.00	3.69	0.00	1.00	0.00	6.89	0.00	6.87	0.00
Rem	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total	**0.00**	**580.80**	**0.00**	**156.82**	**0.00**	**6.89**	**0.00**	**1,080.47**	**0.00**
Ult	**0.00**	**625.68**							

Year	Well Count	Net Tax Production (M$)	Net Tax AdValorem (M$)	Net Investment (M$)	Net Lease Costs (M$)	Net Well Costs (M$)	Other Costs (M$)	Net Profits (M$)	Annual Cash Flow (M$)	Cum Disc. Cash Flow (M$)
2007	2.00	0.91	0.15	66.60	0.00	4.10	0.00	0.00	-56.73	-55.76
2008	4.00	15.87	2.88	0.00	0.00	47.38	0.00	0.00	238.23	167.78
2009	4.00	13.56	2.41	0.00	0.00	48.38	0.00	0.00	196.57	335.73
2010	4.00	11.54	2.06	0.00	0.00	48.38	0.00	0.00	158.72	459.01
2011	4.00	6.52	1.35	0.00	0.00	34.70	0.00	0.00	71.25	510.06
2012	2.00	2.79	0.40	0.00	0.00	24.19	0.00	0.00	18.51	521.94
2013	2.00	2.50	0.36	0.00	0.00	24.19	0.00	0.00	14.15	530.21
2014	2.00	2.27	0.32	0.00	0.00	24.19	0.00	0.00	10.63	535.85
2015	2.00	2.08	0.29	0.00	0.00	24.19	0.00	0.00	7.66	539.55
2016	2.00	0.42	0.12	0.00	0.00	5.85	0.00	0.00	0.49	539.77
Rem.		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total		**58.46**	**10.34**	**66.60**	**0.00**	**285.56**	**0.00**	**0.00**	**659.50**	**539.77**

Disc. Initial Invest. (M$) :	65.548
ROInvestment (disc/undisc) :	9.23 / 10.90
Years to Payout :	0.42
Internal ROR (%) :	>1000

Present Worth Profile (M$)

PW 5.00% :	593.99
PW 8.00% :	560.29
PW 10.00% :	539.77
PW 12.00% :	520.63
PW 15.00% :	494.24
PW 20.00% :	455.51

SEC Proved Oil and Gas Reserve Definitions

- Proved Reserves
- Proved Developed Reserves
- Proved Undeveloped Reserves
- Reserve Status Categories - (producing, non-producing, etc)

INTRODUCTION

Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975

Reg. § 210.4-10.

This section prescribes financial accounting and reporting standards for registrants with the Commission engaged in oil and gas producing activities in filings under the federal securities laws and for the preparation of accounts by persons engaged, in whole or in part, in the production of crude oil or natural gas in the United States, pursuant to Section 503 of the Energy Policy and Conservation Act of 1975 [42 U.S.C. 6383] ("EPCA") and section 11(c) of the Energy Supply and Environmental Coordination Act of 1974 [IS U.S.C. 796] ("ESECA"), as amended by section 505 of EPCA. The application of this section to those oil and gas producing operations of companies regulated for rate-making purposes on an individual-company-cost-of-service basis may, however, give appropriate recognition to differences arising because of the effect of the rate-making process.

Exemption. Any person exempted by the Department of Energy from any record-keeping or reporting requirements pursuant to Section 11(c) of ESECA, as amended, is similarly exempted from the related provisions of this section in the preparation of accounts pursuant to EPCA. This exemption does not affect the applicability of this section to filings pursuant to the federal securities laws.

Definitions

(a) Definitions. The following definitions apply to the terms listed below as they are used in this section:

(1) Oil and gas producing activities.

(i) Such activities include:

(A) The search for crude oil, including condensate and natural gas liquids, or natural gas ("oil and gas") in their natural states and original locations.

(B) The acquisition of property rights or properties for the purpose of further exploration and/or for the purpose of removing the oil or gas from existing reservoirs on those properties.

(C) The construction, drilling and production activities necessary to retrieve oil and gas from its natural reservoirs, and the acquisition, construction, installation, and maintenance of field gathering and storage systems -including lifting the oil and gas to the surface and gathering, treating, field processing (as in the case of processing gas to extract liquid hydrocarbons) and field storage. For purposes of this section, the oil and gas production function shall normally be regarded as terminating at the outlet valve on the lease or field storage tank; if unusual physical or operational circumstances exist, it may be appropriate to regard the production functions as terminating at the first point at which oil, gas, or gas liquids are delivered to a main pipeline, a common carrier, a refinery, or a marine terminal.

(ii) Oil and gas producing activities do not include:

(A) The transporting, refining and marketing of oil and gas.

(B) Activities relating to the production of natural resources other than oil and gas.

(C) The production of geothermal steam or the extraction of hydrocarbons as a by-product of the production of geothermal steam or associated geothermal resources as defined in the Geothermal Steam Act of 1970.

(D) The extraction of hydrocarbons from shale, tar sands, or coal.

(2) Proved oil and gas reserves. Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.

(i) Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (B) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.

(ii) Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the "proved" classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.

(iii) Estimates of proved reserves do not include the following:

(A) oil that may become available from known reservoirs but is classified separately as "indicated additional reserves";

(B) crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors;

(C) crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and

(D) crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.

RESERVE STATUS CATEGORIES

(3) Proved developed oil and gas reserves. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as "proved developed reserves" only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.

(4) Proved undeveloped reserves. Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates, for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques Leave been proved effective by actual tests in the area and in the same reservoir.

(5) *Proved properties*. Properties with proved reserves.

UNPROVED RESERVES

(6) *Unproved properties*. Properties with no proved reserves.

(7) *Proved area*. The part of a property to which proved reserves have been specifically attributed.

(8) *Field*. An area consisting of a single reservoir or multiple reservoirs all grouped on or related to the same individual geological structural feature and/or stratigraphic condition.

There may be two or more reservoirs in a field which are separated vertically by intervening impervious strata, or laterally by local geologic barriers, or by both. Reservoirs that are associated by being in overlapping or adjacent fields may be treated as a single or common operational field. The geological terms "structural feature" and "stratigraphic condition" are intended to identify localized geological features as opposed to the broader terms of basins, trends, provinces, plays, areas-of-interest, etc.

(9) *Reservoir*. A porous and permeable underground formation containing a natural accumulation of producible oil and/or gas that is confined by impermeable rock or water barriers and is individual and separate from other reservoirs.

(10) *Exploratory well*. A well drilled to find and produce oil or gas in an unproved area, to find a new reservoir in a field previously found to be productive of oil or gas in another reservoir, or to extend a known reservoir. Generally, an exploratory well is any well that is not a development well, a service well, or a stratigraphic test well as those items are defined below.

(11) *Development well*. A well drilled within the proved area of an oil or gas reservoir to the depth of a stratigraphic horizon known-to be productive.

(12) *Service well*. A well drilled or completed for the purpose of supporting production in an existing field. Specific purposes of service wells include gas injection, water injection, steam injection, air injection, salt-water disposal, water supply for injection, observation, or injection for in-situ combustion.

(13) *Stratigraphic test well*. A drilling effort, geologically directed, to obtain information pertaining to a specific geologic condition. Such wells customarily arc drilled without the intention of being completed for hydrocarbon production. This classification also includes tests identified as core tests and all types of expendable holes related to hydrocarbon exploration. Stratigraphic test wells are classified as (i) "exploratory type," if not drilled in a proved area, or (ii) "development type," if drilled in a proved area.

(14) *Acquisition of properties*. Costs incurred to purchase, lease or otherwise acquire a property, including costs of lease bonuses and options to purchase or lease properties, the portion of costs applicable to minerals when land including mineral rights is purchased in fee, brokers' fees, recording fees, legal costs, and other costs incurred in acquiring properties.

(15) *Exploration costs*. Costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing oil and gas reserves, including costs of drilling exploratory wells and exploratory-type stratigraphic test wells. Exploration costs may be incurred both before acquiring the related property (sometimes referred to in part as prospecting costs) and after acquiring the property. Principal types of exploration costs, which include depreciation and applicable operating costs of support equipment and facilities and other costs of exploration activities, are:

(i) Costs of topographical, geographical and geophysical studies, rights of access to properties to conduct those studies, and salaries and other expenses of geologists, geophysical crews, and others conducting those studies. Collectively, these are sometimes referred to as geological and geophysical or "G&G" costs.

(ii) Costs of carrying and retaining undeveloped properties, such as delay rentals, ad valorem taxes on properties, legal costs for title defense, and the maintenance of land and lease records.

(iii) Dry hole contributions and bottom hole contributions.

(iv) Costs of drilling and equipping exploratory wells.

(v) Costs of drilling exploratory-type stratigraphic test wells.

(16) *Development costs*. Costs incurred to obtain access to proved reserves and to provide facilities for extracting, treating, gathering and storing the oil and gas. More specifically, development costs, including depreciation and applicable operating costs of support equipment and facilities and other costs of development activities, are costs incurred to:

(i) Gain access to and prepare well locations for drilling, including surveying well locations for the purpose of determining specific development drilling sites, clearing ground, draining, road building, and relocating public roads, gas lines, and power lines, to the extent necessary in developing the proved reserves.

(ii) Drill and equip development wells, development-type stratigraphic test wells, and service wells, including the costs of platforms and of well equipment such as casing, tubing, pumping equipment, and the wellhead assembly.

(iii) Acquire, construct, and install production facilities such as lease flow lines, separators, treaters, heaters, manifolds, measuring devices, and production storage tanks, natural gas cycling and processing plants, and central utility and waste disposal systems.

(iv) Provide improved recovery systems.

(17) *Production costs.*

(i) Costs incurred to operate and maintain wells and related equipment and facilities, including depreciation and applicable operating costs of support equipment and facilities and other costs of operating and maintaining those wells and related equipment and facilities. They become part of the cost of oil and gas produced. Examples of production costs (sometimes called lifting costs) are:

(A) Costs of labor to operate the wells and related equipment and facilities.

(B) Repairs and maintenance.

(C) Materials, supplies, and fuel consumed and supplies utilized in operating the wells and related equipment and facilities.

(D) Property taxes and insurance applicable to proved properties and wells and related equipment and facilities.

(E) Severance taxes.

(ii) Some support equipment or facilities may serve two or more oil and gas producing activities and may also serve transportation, refining, and marketing activities. To the extent that the support equipment and facilities are used in oil and gas producing activities, their depreciation and applicable operating costs become exploration, development or production costs, as appropriate. Depreciation, depletion, and amortization of capitalized acquisition, exploration, and development costs are not production costs but also become part of the cost of oil and gas produced along with production (lifting) costs identified above.

Successful Efforts Method

(b) A reporting entity that follows the successful efforts method shall comply with the accounting and financial reporting disclosure requirements of Statement of Financial Accounting Standards No. 19, as amended.

Full Cost Method

(c) Application of the full cost method of accounting. A reporting entity that follows the full cost method shall apply that method to all of its operations and to the operations of its subsidiaries, as follows:

(1) Determination of cost centers. Cost centers shall be established-on a country-by-country basis.

(2) Costs to be capitalized. All costs associated with property acquisition, exploration, and development activities (as defined in paragraph (a) of this section) shall be capitalized within the appropriate cost center. Any internal costs that are capitalized shall be limited to those costs that can be directly identified with acquisition, exploration, and development activities undertaken by the reporting entity for its own account, and shall not include any costs related to production, general corporate overhead, or similar activities.

(3) Amortization of capitalized costs. Capitalized costs within a cost center shall be amortized on the unit-of-production basis using proved oil and gas reserves, as follows:

(i) Costs to be amortized shall include (A) all capitalized costs, less accumulated amortization, other than the cost of properties described in paragraph (ii) below; (B) the estimated future expenditures (based on current costs) to be incurred in developing

proved reserves; and (C) estimated dismantlement and abandonment costs, net of estimated salvage values.

(ii) The cost of investments in unproved properties and major development projects may be excluded from capitalized costs to be amortized, subject to the following:

(A) All costs directly associated with the acquisition and evaluation of unproved properties may be excluded from the amortization computation until it is determined whether or not proved reserves can be assigned to the properties, subject to the following conditions: (1) Until such a determination is made, the properties shall be assessed at least annually to ascertain whether impairment has occurred. Unevaluated properties whose costs are individually significant shall be assessed individually. Where it is not practicable to individually assess the amount of impairment of properties for which costs are not individually significant, such properties may be grouped for purposes of assessing impairment. Impairment may be estimated by applying factors based on historical experience and other data such as primary Lease terms of the properties, average holding periods of unproved properties, and geographic and geologic data to groupings of individually insignificant properties and projects. The amount of impairment assessed under either of these methods shall be added to the costs to be amortized. (2) The costs of drilling exploratory dry holes shall be included in the amortization base immediately upon determination that the well is dry. (3) If geological and geophysical costs cannot be directly associated with specific unevaluated properties, they shall be included in the amortization base as incurred. Upon complete evaluation of a property, the total remaining excluded cost (net of any impairment) shall be included in the full cost amortization base.

(B) Certain costs may be excluded from amortization when incurred in connection with major development projects expected to entail significant costs to ascertain the quantities of proved reserves attributable to the properties under development (e.g., the installation of an offshore drilling platform from which development wells are to be drilled, the installation of improved recovery programs, and similar major projects undertaken in the expectation of Significant additions to proved reserves). The amounts which may be excluded are applicable portions of (1) the costs that relate to the major development project and have not previously been included in the amortization base, and (2) the estimated future expenditures associated with the development project. The excluded portion of any common costs associated with the development project should be based, as is most appropriate in the circumstances, on a comparison of either (i) existing proved reserves to total proved reserves expected to be established upon completion of the project, or (ii) the number of wells to which proved reserves have been assigned and total number of wells expected to be drilled. Such costs may be excluded from costs to be amortized until the earlier determination of whether additional reserves are proved or impairment occurs.

(C) Excluded costs and the proved reserves related to such costs shall be transferred into the amortization base on an ongoing (well-by-well or property-by-property) basis as the project is evaluated and proved reserves established or impairment determined. Once proved reserves are established, there is no further justification for continued exclusion

from the full cost amortization base even if other factors prevent immediate production or marketing.

(iii) Amortization shall be computed on the basis of physical units, with oil and gas converted to a common unit of measure on the basis of their approximate relative energy content, unless economic circumstances (related to the effects of regulated prices) indicate that use of units of revenue is a more appropriate basis of computing amortization. In the latter case, amortization shall be computed on the basis of current gross revenues (excluding royalty payments and net profits disbursements) from production in relation to future cross revenues, based on current prices (including consideration of changes in existing prices provided only by contractual arrangements), from estimated production of proved oil and gas reserves. The effect of a significant price increase during the year on estimated future gross revenues shall be reflected in the amortization provision only for the period after the price increase occurs.

(iv) In some cases it may be more appropriate to depreciate natural gas cycling and processing plants by a method other than the unit-of-production method.

(v) Amortization computations shall be made on a consolidated basis, including investees accounted for on a proportionate consolidation basis. Investees accounted for on the equity method shall be treated separately.

(4) Limitation on capitalized costs:

(i) For each cost center, capitalized costs, less accumulated amortization and related deferred income taxes, shall not exceed an amount (the cost center ceiling) equal to the sum of:

(A) the present value of estimated future net revenues computed by applying current prices of oil and gas reserves (with consideration of price changes only to the extent provided by contractual arrangements) to estimated future production of proved oil and gas reserves as of the date of the latest balance sheet presented, less estimated future expenditures (based on current costs) to be incurred in developing and producing the proved reserves computed using a discount factor of ten percent and assuming continuation of existing economic conditions; plus

(B) the cost of properties not being amortized pursuant to paragraph (i)(3)(ii) of this section; plus

(C) the lower of cost or estimated fair value of unproven properties included in the costs being amortized; less

(D) income tax effects related to differences between the book and tax basis of the properties referred to in paragraphs (i)(4)(i)(B) and (C) of this section.

(ii) If unamortized costs capitalized within a cost center, less related deferred income taxes, exceed the cost center ceiling, the excess shall be charged to expense and

separately disclosed during the period in which the excess occurs. Amounts thus required to be written off shall not be reinstated for any subsequent increase in the cost center ceiling.

(5) Production costs. All costs relating to production activities, including workover costs incurred solely to maintain or increase levels of production from an existing completion interval, shall be charged to expense as incurred.

(6) Other transactions. The provisions of paragraph (h) of this section, "Mineral property conveyances and related transactions if the successful efforts method of accounting is followed," shall apply also to those reporting entities following the full cost method except as follows:

(i) Sales and abandonments of oil and gas properties. Sales of oil and gas properties, whether or not being amortized currently, shall be accounted for as adjustments of capitalized costs, with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to a cost center. For instance, a significant alteration would not ordinarily be expected to occur for sales involving less than 25 percent of the reserve quantities of a given cost center. If gain or loss is recognized on such a sale, total capitalization costs within the cost center shall be allocated between the reserves sold and reserves retained on the same basis used to compute amortization, unless there are substantial economic differences between the properties sold and those retained, in which case capitalized costs shall be allocated on the basis of the relative fair values of the properties. Abandonments of oil and gas properties shall be accounted for as adjustments of capitalized costs; that is, the cost of abandoned properties shall be charged to the full cost center and amortized (subject to the limitation on capitalized costs in paragraph (b) of this section).

(ii) Purchases of reserves. Purchases of oil and gas reserves in place ordinarily shall be accounted for as additional capitalized costs within the applicable cost center; however, significant purchases of production payments or properties with lives substantially shorter than the composite productive life of the cost center shall be accounted for separately.

(iii) Partnerships, joint ventures and drilling arrangements.

(A) Except as provided in subparagraph (i)(6)(i) of this section, all consideration received from sales or transfers of properties in connection with partnerships, joint venture operations, or various other forms of drilling arrangements involving oil and gas exploration and development activities (e.g., carried interest, turnkey wells, management fees, etc.) shall be credited to the full cost account, except to the extent of amounts that represent reimbursement of organization, offering, general and administrative expenses, etc., that are identifiable with the transaction, if such amounts are currently incurred and charged to expense.

(B) Where a registrant organizes and manages a limited partnership involved only in the purchase of proved developed properties and subsequent distribution of income from

such properties, management fee income may be recognized provided the properties involved do not require aggregate development expenditures in connection with production of existing proved reserves in excess of 10% of the partnership's recorded cost of such properties. Any income not recognized as a result of this limitation would be credited to the full cost account and recognized through a lower amortization provision as reserves are produced.

(iv) Other services. No income shall be recognized in connection with contractual services performed (e.g. drilling, well service, or equipment supply services, etc.) in connection with properties in which the registrant or an affiliate (as defined in § 210.1-02(b)) holds an ownership or other economic interest, except as follows:

(A) Where the registrant acquires an interest in the properties in connection with the service contract, income may be recognized to the extent the cash consideration received exceeds the related contract costs plus the registrant's share of costs incurred and estimated to be incurred in connection with the properties. Ownership interests acquired within one year of the date of such a contract are considered to be acquired in connection with the service for purposes of applying this rule. The amount of any guarantees or similar arrangements undertaken as part of this contract should be considered as part of the costs related to the properties for purposes of applying this rule.

(B) Where the registrant acquired an interest in the properties at least one year before the date of the service contract through transactions unrelated to the service contract, and that interest is unaffected by the service contract, income from such contract may be recognized subject to the general provisions for elimination of intercompany profit under generally accepted accounting principles.

(C) Notwithstanding the provisions of (A) and (B) above, no income may be recognized for contractual services performed on behalf of investors in oil and gas producing activities managed by the registrant or an affiliate. Furthermore, no income may be recognized for contractual services to the extent that the consideration received for such services represents an interest in the underlying property.

(D) Any income not recognized as a result of these rules would be credited to the full cost account and recognized through a lower amortization provision as reserves are produced.

(7) Disclosures. Reporting entities that follow the full cost method of accounting shall disclose all of the information required by paragraph (k) of this section, with each cost center considered as a separate geographic area, except that reasonable groupings may be made of cost centers that are not significant in the aggregate. In addition:

(i) For each cost center for each year that an income statement is required, disclose the total amount of amortization expense (per equivalent physical unit of production if amortization is computed on the basis of physical units or per dollar of gross revenue from production if amortization is computed on the basis of gross revenue).

(ii) State separately on the face of the balance sheet the aggregate of the capitalized costs of unproved properties and major development projects that are excluded, in accordance with paragraph (i)(3) of this section, from the capitalized costs being amortized. Provide a description in the notes to the financial statements of the current status of the significant properties or projects involved, including the anticipated timing of the inclusion of the costs in the amortization computation. Present a table that shows, by category of cost, (A) the total costs excluded as of the most recent fiscal year; and (B) the amounts of such excluded costs, incurred (1) in each of the three most recent fiscal years and (2) in the aggregate for any earlier fiscal years in which the costs were incurred. Categories of cost to be disclosed include acquisition costs, exploration costs, development costs in the case of significant development projects and capitalized interest.

Income taxes

(d) Income taxes. Comprehensive inter-period income tax allocation by a method which complies with generally accepted accounting principles shall be followed for intangible drilling and development costs and other costs incurred that enter into the determination of taxable income and pretax accounting income in different periods.